                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12


                                    CYNET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                   CYNET, INC.
                           12777 JONES ROAD, SUITE 400
                              HOUSTON, TEXAS 77070

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            WEDNESDAY, JUNE 28, 2000
                            10:00 A.M. - CENTRAL TIME

         On behalf of our Board of Directors, we cordially invite you to attend the 2000 CYNET, Inc. Annual Meeting of Shareholders. At the meeting, we will:

         1.    Elect the Board of Directors;

         2. Approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our Class A Common Stock, no par value, from 40,000,000 to 100,000,000 shares;

         3. Approve an amendment to our 1997 Stock Option Plan to increase the number of shares of our Class A Common Stock authorized for issuance under the plan from 2,000,000 shares to an aggregate of 5,000,000 shares;

         4. Approve the change of our state of incorporation from Texas to Delaware;

         5. Approve the establishment of a classified board of directors when the reincorporation occurs as proposed above;

         6. Approve and ratify the selection of BDO Seidman, LLP as our independent auditors; and

         7.    Conduct other business properly brought before the meeting.

         Shareholders who owned our Class A Common Stock and our Series D Preferred Stock at the close of business on May 3, 2000 may attend and vote at the meeting. A shareholder's list will be available at our offices listed above for a period of ten days prior to the meeting. If you cannot attend the meeting, you may vote by mailing the proxy card in the enclosed postage-prepaid envelope. Any shareholder attending the meeting may vote in person, even though he or she has already returned a proxy.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

         We look forward to seeing you at the meeting.


                                           By Order of the Board of Directors


                                           /s/ Samuel C. Beale
                                           -----------------------------------
                                           Samuel C. Beale
                                           VICE PRESIDENT, GENERAL COUNSEL AND
                                           SECRETARY

Houston, Texas
June 9, 2000

                                   CYNET, INC.
                           12777 JONES ROAD, SUITE 400
                              HOUSTON, TEXAS 77070

                             -----------------------


                                 PROXY STATEMENT

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 28, 2000

                             -----------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

         Our Board of Directors is soliciting proxies for the 2000 Annual Meeting of Shareholders to be held on Wednesday, June 28, 2000 at 10:00 a.m. (Houston time) at the Wyndham Greenspoint Hotel, located at 12400 Greenspoint Drive, Houston, Texas 77060, and at any adjournments or postponements of the meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

         CYNET will pay the costs of soliciting proxies from shareholders. Directors, officers and regular employees may solicit proxies on behalf of CYNET, without additional compensation, personally or by telephone. Voting materials, which include the proxy statement, proxy card and 2000 Annual Report, will be mailed to shareholders on or about June 9, 2000.

QUESTIONS AND ANSWERS

Q:       Who can attend and vote at the meeting?
A: You can attend and vote at the meeting if you were a holder of our Class A Common Stock and Series D Preferred Stock at the close of business on the record date, May 3, 2000. On that date, there were 27,728,188 shares outstanding and entitled to vote at the Annual Meeting, including 1,766,423 shares of outstanding Series D Preferred Stock.

Q:       What am I voting on?
A:       You are voting on:

         -        The election of directors;

         - The approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of the Company's Class A Common Stock, no par value, from 40,000,000 to 100,000,000 shares;

         - The approval of an amendment to our 1997 Stock Option Plan to increase the number of shares of Class A Common Stock authorized for issuance under the plan from 2,000,000 to 5,000,000;

         - The approval of the change of our state of incorporation from Texas to Delaware by merging CYNET into a newly organized, wholly-owned subsidiary corporation;

         - The approval of the establishment of a classified board of directors when the reincorporation occurs; and

         - The approval and ratification of the selection of BDO Seidman, LLP as our independent auditors.

         The nine individuals receiving the highest number of "FOR" votes will be elected to the Board of Directors. The approval of the amendment to the Articles of Incorporation and the change to a Delaware corporation (including the establishment of a classified Board of Directors) requires the affirmative "FOR" vote of a two-thirds majority of the shares present at the meeting and entitled to vote. The approval of the amendment to the 1997 Stock Option Plan, and the selection of our independent auditors requires the affirmative "FOR" vote of a simple majority of the shares present at the meeting and entitled to vote.

Q: How will the proxies vote on any other business brought up at the meeting?
A: By submitting your proxy card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting.

         The proxies' authority to vote according to their judgment applies only to shares you own as a shareholder of record.

Q:       How do I cast my vote?
A: If you hold your shares as a shareholder of record, you can vote in person at the Annual Meeting or you can vote by mail. If you are a street-name shareholder, you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

         The enclosed proxy card contains instructions for mail voting. The proxies identified on the front of the proxy card will vote the shares of which you are the shareholder of record in accordance with your instructions. If you submit a proxy card without giving specific voting instructions, the proxies will vote those shares as recommended by the Board of Directors.

Q:       How does the board recommend I vote on the proposals?
A: The board recommends you vote "FOR" each of the nominees to the Board of Directors; "FOR" the amendment to the Articles of Incorporation; "FOR" the amendment to the 1997 Stock Option Plan; "FOR" the change to a Delaware corporation; "FOR" the establishment of a classified Board of Directors upon reincorporation; and "FOR" the selection of our independent auditors.

Q:       Can I revoke my proxy card?
A:       Yes.  You can revoke your proxy card by:

         -         Submitting a new proxy card;
         - Giving written notice before the meeting to our Secretary stating that you are revoking your proxy card; or
         -         Attending the meeting and voting your shares in person.

Q:       Who will count the vote?
A: The inspector(s) of election will count the vote. A representative of our outside legal counsel, Chamberlain, Hrdlicka, White, Williams & Martin, will act as the inspector of the election.

Q:       What is a "quorum?"
A: A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is one-half of the outstanding shares as of the record date, present in person or represented by proxy. If you submit a valid proxy card or attend the meeting, your shares will be counted to determine whether there is a quorum. Abstentions and broker non-votes count toward the quorum. "Broker non-votes" occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners by ten days before the meeting and do not have discretionary voting authority to vote those shares.

Q:       Will broker non-votes or abstentions affect the voting results?
A: Although abstentions and broker non-votes count for quorum purposes, they do not count as votes "FOR" or "AGAINST" a proposal. As a result, abstentions and broker non-votes will not affect the voting results on the matters to be voted on at the meeting.

Q:       What shares are included on my proxy card?
A: Your proxy card represents all shares registered to your account in the same social security number and address.

Q:       What does it mean if I get more than one proxy card?
A: Your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address.

Q:       How many votes can I cast?
A:       On all matters you are entitled to one vote per share.

Q: When are shareholder proposals due for the 2001 Annual Meeting of Shareholders?
A: If you want to present a proposal from the floor at the 2001 Annual Meeting, you must give us written notice of your proposal no later than December 31, 2000. If the date of the 2001 Annual Meeting is more than 30 calendar days before or after the date of our 2000 Annual Meeting, your written notice will be timely if we receive it by the close of business on the tenth day following the date that we publicly announce the date of the 2001 Annual Meeting. Your notice should be sent to the Secretary, CYNET, Inc., 12777 Jones Road, Suite 400, Houston, Texas 77070.

         If instead of presenting your proposal at the meeting you want your proposal to be considered for inclusion in next year's proxy statement, you must submit the proposal in writing to the Secretary so that it is received at the above address by December 15, 2000.

Q:       Where can I find the voting results of the meeting?
A: The preliminary voting results will be announced at the meeting. The final results will be published in our quarterly report on Form 10-QSB for the second quarter of fiscal 2000.

                                          TABLE OF CONTENTS



INFORMATION CONCERNING SOLICITATION AND VOTING....................................................................1

ELECTION OF DIRECTORS.............................................................................................5
     Nominees ....................................................................................................5
     Current Structure of the Board of Directors and 1999 Meetings................................................7
     Director Compensation and Board Committees...................................................................7
     Votes Required For Election..................................................................................7

INCREASE OF AUTHORIZED CLASS A COMMON STOCK.......................................................................8
     Effect of Proposed Amendment.................................................................................8
     Votes Required For Approval..................................................................................9

APPROVAL OF THE AMENDMENT TO THE COMPANY'S
     1997 STOCK OPTION PLAN.......................................................................................9
     Votes Required For Approval.................................................................................10

REINCORPORATION OF THE COMPANY IN DELAWARE.......................................................................10
     Summary Description of the Proposal.........................................................................10
     Securities Act Consequences.................................................................................12
     Federal Income Tax Consequences.............................................................................12
     Effect on Current Market Value of Company's Common Stock....................................................12
     Principal Reasons for and Effects of the Reincorporation....................................................13
     Certain Changes in the Rights of Shareholders...............................................................13
     CYNET-Delaware Certificate of Incorporation.................................................................21
     Rights of Dissenting Shareholders...........................................................................22
     Votes Required For Reincorporation..........................................................................23

APPROVAL OF THE ESTABLISHMENT OF A CLASSIFIED
     BOARD OF DIRECTORS WHEN THE REINCORPORATION OCCURS..........................................................23
     General  ...................................................................................................23
     Classified Board............................................................................................24
     Votes Required and Recommendation of the Board of Directors.................................................25

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS....................................................................26
     Relationship with Independent Public Accountants............................................................26
     Votes Required For Approval.................................................................................26

OTHER INFORMATION................................................................................................26
     Security Ownership Summary..................................................................................26
     Executive Officers and Key Employees........................................................................28
     Executive Compensation and Other Information................................................................29
     Employment Agreements.......................................................................................33
     Certain Relationships and Related Transactions..............................................................35

OTHER MATTERS....................................................................................................38
     Compliance With Section 16(a) of the Exchange Act...........................................................38
     Shareholder Proposal Information............................................................................38
     Miscellaneous Matters.......................................................................................38



                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         At the Annual Meeting, nine directors will be elected (constituting the entire Board of Directors). Each director is to hold office until the next Annual Meeting or until a successor is elected and qualified, unless the proposal to establish a classified Board of Directors is adopted by the shareholders, as described in Proposal Five, in which case only directors designated as Class I directors will be elected at the next Annual Meeting. The persons named below have been nominated by the Board of Directors. Except for Vincent W. Beale, Sr., Wayne Schroeder and Daniel C. Lawson, none of the nominees is currently serving as a director. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee by the persons named in the proxy or the size of the board may be reduced accordingly; however, the board is not aware of any circumstances likely to make any nominee unavailable for election.

NOMINEES


               NAME                    AGE                            POSITION
       -------------------------   -----------   ---------------------------------------------------
         Vincent W. Beale, Sr.         51          Chairman of the Board, Chief Executive Officer,
                                                   President and Director
         Bernard B. Beale              43          Executive Vice President and Chief Operating
                                                   Officer
         Samuel C. Beale               44          Vice President, General Counsel and Secretary
         R. Greg Smith                 41          Vice President, Chief Financial Officer
         Wayne Schroeder               57          Director
         Daniel C. Lawson              54          Director
         Craig T. Jackson              50          *
         Gerald W. McIntosh            59          *
         Gregory E. Webb               54          *




         *        Directorship effective when elected by our shareholders.

         For certain information about the beneficial ownership of our stock by each of the Nominees, see "Other Information --Security Ownership Summary."

         VINCENT W. BEALE, SR. was elected Chairman of the Board of Directors, Chief Executive Officer and President of the Company on January 28, 1998. Mr. Beale acted as a consultant to the Company from June 1997 until January 1998. Mr. Beale is the President and majority owner of Cynet Holdings, a limited liability company, which is the largest shareholder of the Company. Prior to joining the Company, Mr. Beale was employed for more than fifteen years with various investment banking firms including Merrill Lynch, Pierce, Fenner & Smith, Inc., Kidder Peabody & Co., Inc., Paine Webber, Inc. and Shearson Lehman Hutton, Inc.

         BERNARD B. BEALE joined the Company in January 1998 as a special consultant to the Chairman to assist in the reorganization of the Company's business operations. In July 1998, Mr. Beale was named Executive Vice President and Chief Operating Officer of the Company. Before joining the Company, Mr. Beale was employed by The Equitable Company, a financial services firm, and certain other investment banking firms from 1985 to 1998. From 1979 to 1985, he was employed in various positions including accounting, human resources and project management with Western Electric and AT&T. Mr. Beale holds a Master of Science degree in Business Management from Aurora University, Aurora, Illinois, and a Bachelor of Arts degree from Oakwood College, Huntsville, Alabama.

         SAMUEL C. BEALE became Vice President, General Counsel and Secretary of the Company in May 1998. Mr. Beale was an attorney engaged in private law practice for eight years prior to joining the Company. Prior to entering the practice of law in November 1990, Mr. Beale spent more than ten years in the computer industry with companies such as IBM Corporation, Sperry Univac, Martin Marietta and IOCS, in positions ranging from systems engineer to data processing manager to sales. Mr. Beale holds a Juris Doctor degree from the Ohio State University College of Law and a Bachelor of Arts degree from Harvard University.

         R. GREG SMITH joined the Company in August 1998 as Vice President and Chief Financial Officer. Mr. Smith was employed for more than 12 years in the health care information systems industry prior to joining the Company. ADAC Healthcare Information Systems ("ADAC") most recently employed Mr. Smith as Vice President Finance and Chief Financial Officer from 1995 until joining the Company. In 1996, ADAC became the first health care manufacturer to receive the Malcolm Baldridge National Quality Award. Before joining ADAC, Mr. Smith held numerous financial management positions from 1985 through 1995 for Community Health Computing, Inc. ("CHC"), including Vice President Finance and Chief Financial Officer from 1994 through 1995. ADAC acquired CHC in 1995 and retained Mr. Smith as the Chief Financial Officer for their combined health care information systems businesses. Mr. Smith holds a Bachelor of Business Administration degree in Finance from Sam Houston State University.

         WAYNE SCHROEDER joined the Company in October 1997 as Chief Financial Officer and Secretary and was elected to the Board of Directors in February 1998. In April 1998, Mr. Schroeder resigned as an officer of the Company to become the Controller of Capstar Broadcasting Corporation. Mr. Schroeder was Vice President - Finance, Secretary and Director of Boundless Corporation from November 1996 to October 1997. Mr. Schroeder was self-employed as a financial and accounting consultant from June 1994 to October 1996. From July 1987 to May 1994, Mr. Schroeder served as Chief Operating Officer, Chief Financial Officer and a director of Arrhythmia Research Technology, Inc. Mr. Schroeder graduated from the University of Texas at Austin with a degree in finance and accounting.

         DANIEL C. LAWSON was appointed to the Board of Directors during January 2000 to fill a vacancy in the Board of Directors when the number of directors was increased from three to four directors. Mr. Lawson is Chairman and Chief Executive Officer of the DCL Company, Inc. ("DCLC"), a Houston-based diversified group of companies with expertise in all phases of supplying products and services to urban public transportation services. Through a joint effort with Penske Corporation and GE Capital, Mr. Lawson and Roger Penske created the first turnkey maintenance program for transportation systems. Mr. Lawson has been recognized by various national publications, including The New York Times, Black Enterprise, Essence, Fortune, Money and USA Today for his knowledge of African-American business.

         CRAIG T. JACKSON is the Chairman of the Board of Directors and Chief Executive Officer of Sanders Engineering Co., Inc., a general and mechanical contracting company in Orange County, California. Prior to his position at Sanders Engineering Co., Inc., Mr. Jackson served ten years at Carrier Air Conditioning Co. in Southern California. Mr. Jackson is also the Vice President and co-founder of Northern Neck Enterprises, Inc. Mr. Jackson holds a Masters of Business Administration from Pepperdine University and a Bachelor of Science in Mechanical Engineering from Howard University.

         GERALD W. MCINTOSH is an entrepreneur, founder and President of Partners 5 West, a non-profit community development company. Prior to founding Partners 5 West, Mr. McIntosh co-founded or acquired several for profit companies including Administaff, which currently trades on the New York Stock Exchange.

Mr. McIntosh holds a Masters of Public Administration and an Associates degree in Hospital Administration from the University of Southern California and a Bachelor of Science degree in Biology from LaSierra University.

         GREGORY E. WEBB is Chairman, CEO and President of CityMainStreet.com, Inc., an IP Telephony business focused on Latin America, India, and the United States utilizing alternative wireless and cable access. Prior to founding CityMainStreet.com, Inc., Mr. Webb held numerous senior executive level positions over the last 33 years in communications and computer industries, including a successful 20 year career with AT&T from 1967-1987 where he last held the position of Group Market Manager - Market and Product Line Management. Mr. Webb's more recent positions include CEO of InterDigital Communications Corp. from 1996-1997 and Corporate Vice President of Qualcomm, Inc. from 1995-1996. Mr. Webb holds a Masters in Management from Northwestern University, a Bachelors of Science in Economics from Xavier University and graduate studies in marketing, high-speed communication, and econometrics from Harvard Business School, Northwestern and Xavier University, respectively. Mr. Webb has also been a guest speaker at numerous wireless conferences and electronic trade shows.

CURRENT STRUCTURE OF THE BOARD OF DIRECTORS AND 1999 MEETINGS

         The Board of Directors of the Company currently consists of Vincent
W. Beale, Sr. (Chairman of the Board), Daniel C. Lawson (outside director) and Wayne Schroeder (outside director). Members of the Board of Directors are elected annually by the shareholders entitled to vote on the election of directors. The Board is required to have an annual meeting following the annual shareholder meeting. Actions can be taken without a meeting if all of the directors consent in the form of a written consent action. A majority vote at a duly called meeting of the Board of Directors at which a quorum is present is required for a motion to be carried at such meeting. A majority of the total number of directors constitutes a quorum. During 1999, there were no meetings of the Board of Directors. Instead, the Board of Directors acted pursuant to unanimous written consent actions.

DIRECTOR COMPENSATION AND BOARD COMMITTEES

         Directors who are employees or consultants of the Company do not receive any compensation for serving as directors. All directors are reimbursed for ordinary and necessary expenses incurred in attending any meeting of the Board of Directors or any committee thereof or otherwise incurred in their capacities as directors.

         The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee recommends the appointment of auditors and oversees our accounting and audit functions. The Compensation Committee determines executive officers' and key employees' salaries and bonuses and administers the 1997 Plan. Following their election to the Board of Directors, Messrs. Daniel C. Lawson and Wayne Schroeder will serve as members of the Audit Committee and Messrs. Daniel C. Lawson and Gerald W. McIntosh will serve as members of the Compensation Committee.

VOTES REQUIRED FOR ELECTION

         The nine nominees who receive the greatest number of "FOR" votes of the shares entitled to vote represented at the Annual Meeting in person or represented by proxy will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NINE NOMINEES TO OUR BOARD OF DIRECTORS.

                   INCREASE OF AUTHORIZED CLASS A COMMON STOCK
                                  (PROPOSAL 2)

         Our Articles of Incorporation, as currently in effect, currently authorize the issuance of an aggregate of 40,000,000 shares of our Class A Common Stock. The Board of Directors has proposed an amendment to Article Four of our Articles of Incorporation to increase the number of authorized shares of its Class A Common Stock from 40,000,000 to 100,000,000 shares. The shareholders are being asked to approve this amendment at the 2000 Annual Meeting.

         The Board of Directors believes the increase in the number of authorized shares of Class A Common Stock is advisable in order to make shares of the Class A Common Stock available, as needed, to meet potential equity financing requirements of the Company, for use in connection with possible acquisitions of other businesses, stock dividends and other corporate purposes. We have no present arrangements, commitments, plans or intentions with respect to the sale or issuance of any additional shares of Class A Common Stock, except in connection with the following:

         - We intend to conduct an exchange offer pursuant to which the Company would offer to exchange all outstanding shares of Class B Common Stock (and warrants to purchase same) for newly-issued shares (and warrants) of Class A Common Stock, on a one-for-one basis.

         - We intend to issue shares of our Class A Common Stock pursuant to exercises of employee stock options granted in the ordinary course of our business.


EFFECT OF PROPOSED AMENDMENT

         In the event that the amendment is adopted, the number of authorized shares of Class A Common Stock will be increased from 40,000,000 to 100,000,000 shares as of the day on which the amendment is filed with the Secretary of State of the State of Texas. These additional shares would be available for issuance at the directors' discretion without the accompanying delay and the expense involved in further action by the shareholders, except as required by applicable law or regulations. Shareholders presently do not have any preemptive or preferential right to receive or acquire any new shares issued by the Company. The additional authorized shares could be issued to make any attempt to change the control of the Company more difficult if the Board of Directors were to determine that such an attempt was not in the best interest of the Company. For example, additional shares of Class A Common Stock could be sold in private placement transactions to persons, groups or entities who are considered by the Board of Directors to support the board's careful deliberation of any proposal in the best interest of the Company and all shareholders as a group. Issuance of additional shares of Class A Common Stock would also have the effect of diluting the percentage voting power of existing shareholders of the Class A Common Stock and, depending on the consideration for which the shares were issued, could dilute earnings per share. Each additional share of Class A Common Stock authorized by the proposed amendment would have the same rights and privileges as each share of Class A Common Stock currently outstanding.

         If the proposed amendment is adopted, the first and fifth paragraphs of Article Four of our Articles of Incorporation would be amended to read as follows:

                  Paragraph One. "The aggregate number of shares which the corporation shall have authority to issue is 130,000,000 consisting of 120,000,000 shares of common stock, having no par value ("Common Stock"), and 10,000,000 shares of preferred stock, no par value ("Preferred Stock")."

                  Paragraph Five. "The corporation is authorized to issue, out of the 120,000,000 authorized shares of Common Stock, two classes of Common Stock, Class A and Class B, each having no par value. Class A shall consist of up to 100,000,000 shares designated as Class A Common Stock ("Class A Common Stock") and Class B shall consist of up to 20,000,000 shares designated as Class B Common Stock ("Class B Common Stock"). The preferences, and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions of each class shall be the same except that, unless otherwise required by law, the shares of Class B Common Stock shall not be entitled to vote, either on matters presented at any meeting of shareholders of the corporation or by written consent."


VOTES REQUIRED FOR APPROVAL

         Approval of the amendment by the shareholders requires the affirmative vote of the holders of at least two-thirds of the shares entitled to vote represented at the Annual Meeting in person or represented by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE INCREASE IN THE AUTHORIZED SHARES OF CLASS A COMMON STOCK CONTAINED IN THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.



                   APPROVAL OF THE AMENDMENT TO THE COMPANY'S
                            1997 STOCK OPTION PLAN
                                 (PROPOSAL 3)

         On October 20, 1997, the Board of Directors and a majority of the holders of Class A Common Stock adopted our 1997 Stock Option Plan, which plan was amended and restated effective July 31, 1999 (the "1997 Plan"). Effective May 23, 2000, the Board of Directors adopted an amendment to the 1997 Plan authorizing an increase in the number of shares available for issuance from 2,000,000 to 5,000,000 shares. This increase was expressly made subject to the approval of our shareholders.

         Currently, the 1997 Plan provides that a maximum of 2,000,000 shares of Class A Common Stock may be issued under the 1997 Plan. As of the Record Date, no shares were available for issuance upon exercise of option granted under the 1997 Plan. Thus, additional shares must be authorized for us to be able to continue to grant options under the 1997 Plan. Furthermore, as we continue to grow, we anticipate adding a significant number of employees eligible to receive options under the 1997 Plan; therefore, we believe a substantial increase in the number of shares authorized to be issued under the 1997 Plan is warranted at this time.

         The purposes of the 1997 Plan are to advance the best interest of our shareholders and to attract, retain and motivate key employees and persons affiliated with us, and provide such persons with additional incentive to further the business, promote the long-term financial success and increase shareholder value of the Company by increasing their proprietary interest in the success of the Company. The Board of Directors believes the 1997 Plan has fulfilled these purposes and that the continued availability of equity incentives under the 1997 Plan will be a significant factor in our ability to attract and retain key management personnel who share primary responsibility for our management and growth. The number of participants currently eligible to participate in the 1997 Plan is approximately 97 persons.

         The 1997 Plan provides that certain amendments may only be made with the approval of our shareholders. One such amendment requiring shareholder approval is an amendment that increases the maximum number of shares of stock that may be issued under the 1997 Plan. This summary of the amendment to the 1997 Plan is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached hereto as APPENDIX A.

         The Board of Directors believes the continued availability of options under the 1997 Plan is important to our ability to attract and retain qualified management personnel and consultants. Therefore, the Board of Directors strongly believes that the adoption of the amendment to the 1997 Plan is in the best interest of our shareholders.

VOTES REQUIRED FOR APPROVAL

         Approval of the amendment to the 1997 Plan requires the affirmative vote of the holders of at least a majority of the shares entitled to vote represented at the Annual Meeting in person or represented by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AMENDMENT TO THE 1997 PLAN.


                   REINCORPORATION OF THE COMPANY IN DELAWARE
                                  (PROPOSAL 4)


SUMMARY DESCRIPTION OF THE PROPOSAL


         GENERAL


         The Board of Directors has approved a proposal to change our state of incorporation from Texas to Delaware (the "Reincorporation"), subject to approval and adoption by our shareholders of the Agreement and Plan of Merger ("Plan of Merger") in substantially the form of APPENDIX B to this Proxy Statement. After the shareholders have approved the proposed Plan of Merger, CYNET will be merged into a newly organized, wholly-owned Delaware subsidiary that will be the surviving corporation ("CYNET-Delaware"). CYNET-Delaware currently has no operations. YOU ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING EACH RELATED APPENDIX REFERENCED IN THIS SECTION AND ATTACHED HERETO BEFORE VOTING ON THE REINCORPORATION.

         In connection with the Reincorporation, we will continue to do business as "CYNET, Inc."

         The Reincorporation will not result in any material change in our name, business, assets or financial position or in the persons who constitute our Board of Directors or management. Upon the effective date of the merger (the "Effective Date"): (i) the legal existence of the Company as a separate corporation will cease; (ii) CYNET-Delaware, as the surviving corporation, will succeed to the assets and assume the liabilities of the Company; (iii) each outstanding share of our Class A Common Stock and our Class B Common Stock (collectively, the "Common Stock") will automatically be converted into one share of Class A Common Stock, $.001 par value per share, of CYNET-Delaware and one share of Class B Common Stock, $.001 par value per share, of CYNET-Delaware, respectively (collectively, such shares of Class A and Class B Common Stock being, the "CYNET-Delaware Common Stock"), and (iv) each outstanding share of each series of our Preferred Stock, no par value (collectively, the "Preferred Stock") will automatically be converted into one share of a corresponding series of Preferred Stock, $.001 par value per share, of CYNET-Delaware, with each such series having identical terms, preferences and relative rights in all respects

(collectively, the "CYNET-Delaware Preferred Stock"). However, there will be no automatic conversion for those shares with respect to which the holders thereof duly exercise their dissenters' rights under Texas law. See "Rights of Dissenting Shareholders" below. Outstanding options and warrants to purchase our Common Stock will automatically be converted into options and warrants to purchase CYNET-Delaware Common Stock. The terms of the Reincorporation are described in more detail in the Agreement and Plan of Merger (the "Plan of Merger") attached hereto as APPENDIX B and all references to the Reincorporation are qualified by and subject to the more complete information set forth therein.

         Following the Effective Date, certificates representing shares of our Common Stock and Preferred Stock will be deemed to represent an equal number of shares of CYNET-Delaware Common Stock and CYNET-Delaware Preferred Stock. IT WILL NOT BE NECESSARY FOR THE HOLDERS OF CYNET'S COMMON STOCK AND PREFERRED STOCK TO SURRENDER THEIR CERTIFICATES FOR NEW CERTIFICATES REPRESENTING CYNET-DELAWARE COMMON STOCK AND CYNET-DELAWARE PREFERRED STOCK OR, TO THE EXTENT SUBSCRIPTIONS FOR SHARES OF THE COMPANY'S COMMON STOCK OR PREFERRED STOCK HAVE BEEN SUBMITTED AND THE COMPANY HAS NOT YET ACCEPTED SUCH SUBSCRIPTIONS AND/OR HAS NOT YET ISSUED CERTIFICATES IN RESPECT OF SUCH SUBSCRIPTIONS, CYNET-DELAWARE SHALL ISSUE SUCH CERTIFICATES IN ITS NAME IN THE AMOUNTS SUBSCRIBED FOR UPON ACCEPTANCE OF SUCH SUBSCRIPTIONS. The Common Stock of the Company will continue to be traded on the Nasdaq OTC Bulletin Board, which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the Reincorporation.

         The Reincorporation will become effective upon filing merger documents in Delaware and Texas, which are expected to be made as soon as practicable following shareholder approval. Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the Boards of Directors of CYNET and CYNET-Delaware any time prior to the Effective Date (whether before or after shareholder approval). In addition, the Board of Directors of CYNET may amend the Plan of Merger at any time prior to the Effective Date, provided that any amendment made subsequent to shareholder approval may not (i) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of CYNET, (ii) alter or change any term of the Certificate of Incorporation of CYNET-Delaware, or (iii) alter or change any of the terms and conditions of the Plan of Merger, if such alteration or change would adversely affect the holders of our Common Stock or Preferred Stock.

         After the Effective Date, the Certificate of Incorporation of CYNET-Delaware, the form of which is attached hereto as APPENDIX C (the "Certificate of Incorporation"), and the Bylaws of CYNET-Delaware, the form of which is attached hereto as APPENDIX D ("Bylaws") will govern the surviving corporation. All references to the Certificate of Incorporation and Bylaws are qualified by and subject to the more complete information set forth therein. Certain changes in the rights of the shareholders of CYNET will result under Delaware law and the new Certificate of Incorporation and Bylaws. See "Certain Changes in the Rights of Shareholders."


SECURITIES ACT CONSEQUENCES


         The shares of CYNET-Delaware to be issued in exchange for shares of CYNET may or may not be registered under the Securities Act of 1933, as amended ("Securities Act"). Shares of CYNET that are currently registered under the Securities Act will be exchanged for registered shares of CYNET-Delaware. Shares of CYNET that are not currently registered under the Securities Act will be exchanged for shares of CYNET-Delaware that are not registered under the Securities Act, in reliance upon an exemption with respect to a merger which has as its sole purpose a change in the domicile of the corporation. Shareholders holding unregistered securities of CYNET-Delaware will be subject to the same restrictions on transfer as those to which their present unregistered shares of stock in CYNET are subject. In order to compute compliance with the holding period of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares in CYNET-Delaware on the date they acquired their shares in CYNET. In summary, CYNET-Delaware and its stockholders will be in the same respective position under the Federal securities laws after the Reincorporation as were CYNET and its shareholders prior to the Reincorporation.


FEDERAL INCOME TAX CONSEQUENCES


         We believe that for federal income tax purposes no gain or loss will be recognized by the Company, CYNET-Delaware or the shareholders of the Company who receive CYNET-Delaware Common Stock for their Company Common Stock in connection with the Reincorporation. The adjusted tax basis of CYNET-Delaware Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the adjusted tax basis of the Company Common Stock converted into such CYNET-Delaware Common Stock. A shareholder who holds Company Common Stock will include in his holding period for the CYNET-Delaware Common Stock which he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into such CYNET-Delaware Common Stock.

         The receipt of cash, pursuant to the exercise of dissenters' rights, as the fair value for shares of the Company's Common Stock will be a taxable transaction for Federal income tax purposes to shareholders receiving such cash. A dissenting shareholder who owns no shares of CYNET-Delaware Common Stock after the consummation of the Reincorporation (either directly or constructively pursuant to certain rules of constructive ownership under applicable tax laws) will recognize gain or loss measured by the difference between the cash so received and such shareholder's adjusted tax basis in the shares of the Company's Common Stock exchanged therefor. Such gain or loss will be treated as a capital gain or loss if the shares of the Company's Common Stock are capital assets in the hands of such shareholder, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year.

         State, local or foreign income tax consequences to shareholders may vary from the Federal income tax consequences described above, and shareholders are urged to consult their own tax advisor as to the consequences to them of the Reincorporation under all applicable tax laws.


EFFECT ON CURRENT MARKET VALUE OF COMPANY'S COMMON STOCK


         We do not know of any reason why implementation of the Reincorporation and the conversion of shares of Common Stock of the Company into shares of CYNET-Delaware Common Stock would cause the market value of the CYNET-Delaware Common Stock following the Reincorporation to be different from the present market value of the outstanding shares of the Common Stock of the Company.

PRINCIPAL REASONS FOR AND EFFECTS OF THE REINCORPORATION


         The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws which are conducive to the operational needs and independence of corporations domiciled in that state. The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of such complex corporate issues within the very limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the General Corporation Law of Delaware will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of a corporation and its relationships and contacts with others. For a discussion of certain differences in shareholder rights and the powers of management under Delaware and Texas law, see "Certain Changes in the Rights of Shareholders" below.


CERTAIN CHANGES IN THE RIGHTS OF SHAREHOLDERS


         After the Reincorporation, the shareholders of CYNET, a Texas corporation, will become stockholders of CYNET-Delaware, a Delaware corporation. Some of the differences between the Texas and Delaware corporation laws, as well as differences between the charter and bylaws of CYNET and those of CYNET-Delaware are set forth below. This description of differences is a summary only and does not purport to be a complete description of all differences.

         THE DELAWARE BUSINESS COMBINATIONS STATUTE. Section 203 of the Delaware General Corporation Law (the "Delaware Business Combinations Statute"), prohibits certain transactions between a Delaware corporation and an "interested stockholder," which is broadly defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation. This provision prohibits certain business combinations (including mergers, consolidations, sales or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets of a company, and certain transactions that would increase the interested stockholder's proportionate share of ownership in a company or grant the interested stockholder disproportionate financial benefits) between an interested stockholder and a company for a period of three years after the date the interested stockholder acquired its stock, unless: (i) the business combination or the transaction in which the stockholder became an interested stockholder is approved by such company's Board of Directors prior to the date the interested stockholder becomes an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of such company in the transaction in which it became an interested stockholder; or
(iii) the business combination is approved by a majority of the Board of Directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting.

         If the Reincorporation is consummated, the Delaware Business Combinations Statute will apply to CYNET-Delaware. We are currently subject to the Texas Business Corporation Act, which also prohibits certain transactions with "affiliated shareholders" for a three-year period after the acquisition. Under the Texas Business Corporation Act, an affiliated shareholder is one owning 20% or more of our outstanding voting shares (rather than 15% under Delaware law). Thus, under the Delaware Business Combination Statute, shareholders owning 15% of CYNET-Delaware's Common Stock (or in certain cases an even smaller percentage) might be able to block certain transactions which is a smaller percentage than is currently the case under Texas law. The application of either statute could make more difficult or discourage a tender offer for CYNET-Delaware's Common Stock or the completion of a "second step" merger by a holder of a substantial block of CYNET-Delaware's Common Stock, irrespective of whether such action might be perceived by stockholders holding a majority of CYNET-Delaware's Common Stock to be beneficial to it and its stockholders.

         The application of the Delaware Business Combinations Statute could adversely affect the ability of stockholders to benefit from certain transactions which are opposed by the Board of Directors or by stockholders owning 15% of CYNET-Delaware's Common Stock, even if the price offered in such transactions represents a premium over the then-current market price of CYNET-Delaware's Common Stock, to the extent that such a market then exists. To the extent that the Board of Directors' disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of the Board of Directors and current management may be strengthened, thereby assisting those persons in retaining their positions.

         However, the Board of Directors believes that, on balance, becoming subject to the provisions of the Delaware Business Combinations Statute will be in the best interest of CYNET and its shareholders. In recent years there have been a number of surprise takeovers of publicly-owned corporations. These transactions have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Frequently, these tender offers and other share purchases have been followed by a merger or other form of complete acquisition of the target company by the purchaser without any negotiations with the Board of Directors of the target company. Such a "second step" business combination automatically eliminates minority interests in the target company, often for less valuable consideration per share than was paid in the purchaser's original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target company and its stockholders. The Board of Directors has carefully considered the potential adverse effects of being subject to the Delaware Business Combinations Statute described above and has concluded that the adverse effects are outweighed by the protection which this statute will afford us and our shareholders.

         RIGHT OF SHAREHOLDERS TO VOTE ON CERTAIN MERGERS. Under Texas law, shareholders have the right to vote on all mergers to which the corporation is a party (except for the merger into the surviving corporation of subsidiaries owned 90% or more by the surviving corporation, for which a shareholder vote also is not required under Delaware law). In certain circumstances, different classes of securities may be entitled to vote separately as classes with respect to such transactions. Unless the articles of incorporation provide otherwise, approval of the holders of at least two-thirds of all outstanding shares entitled to vote is required by Texas law to approve a merger, while under Delaware law approval by the holders of a majority of all outstanding shares is required to approve a merger, unless the certificate of incorporation provides otherwise. Unless the articles of incorporation provide otherwise, the approval of the shareholders of the corporation in a merger is not required under Texas law if all of the following are met: (i) the corporation is the sole surviving corporation in the merger; (ii) there is no amendment to the corporation's articles of incorporation; (iii) each shareholder holds the same number of shares after the merger as before, with identical designations, preferences, limitations and relative rights; (iv) the voting power of the shares outstanding after the merger plus the voting power of the shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the voting power of the shares outstanding prior to the merger by more than 20%; (v) the number of participating shares (that is, shares whose holders are entitled to participate without limitation in dividends or other distributions) outstanding after the merger plus the participating shares issuable as a result of the merger (taking into account convertible securities and warrants, options or other rights to purchase securities issued pursuant to the merger) does not exceed the number of participating shares outstanding prior to the merger by more than 20%; and (vi) the Board of Directors of the corporation adopts a resolution approving the plan of merger. Under Delaware law, unless the certificate of incorporation provides otherwise, stockholders of the surviving corporation in a merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where: (x) the agreement of merger does not amend the certificate of incorporation of such corporation; (y) each share of stock of such corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the corporation after the effective date of the merger; and (z) either no shares of common stock of the surviving corporation, and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger. Our current Articles of Incorporation and the CYNET-Delaware Certificate of Incorporation do not alter the statutory rules described above.

         SALES, LEASES, EXCHANGES OR OTHER DISPOSITIONS. The sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture, unless otherwise provided in the articles of incorporation) of all, or substantially all, of the property and assets of a Texas corporation, if not made in the usual and regular course of its business, requires the approval of the holders of at least two thirds of the outstanding shares of the corporation. Under Texas law, the transfer of substantially all of a corporation's assets to wholly-owned subsidiaries in such a manner that the corporation continues to indirectly engage in its business is deemed to be in the usual and regular course of its business. A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary. CYNET-Delaware's Certificate of Incorporation does not so provide.

         APPRAISAL RIGHTS. Except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, and as set forth in this paragraph, shareholders of Texas corporations have appraisal rights in the event of a merger, consolidation, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. Notwithstanding the foregoing, a shareholder of a Texas corporation has no appraisal rights with respect to any plan of merger in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if:
(i) the shares held by the shareholder are part of a class of shares which are listed, or authorized for listing upon official notice of issuance, on a national securities exchange, the Nasdaq Stock Market or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or are held of record by not less than 2,000 holders, on the record date for the plan of merger or the plan of exchange; and (ii) the shareholder is not required by the terms of the plan of merger or exchange to accept for his shares any consideration other than (a) shares of a corporation that, immediately after the merger or exchange, will be part of a class or series of shares which are: (x) listed, or authorized for listing upon official notice of issuance, on a national securities exchange, or (y) held of record by not less than 2,000 holders; and (b) cash in lieu of fractional shares otherwise entitled to be received. The appraisal rights of a shareholder of a Texas corporation are summarized under "Rights of Dissenting Shareholders" below. Under Delaware law, shareholders have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or if such stock is held of record by more than 2,000 shareholders, or in the case of a merger in which a Delaware corporation is the surviving corporation, if: (i) the agreement of merger does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding share of the surviving corporation after the effective date of the merger; and (iii) the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger. Even if appraisal rights would not otherwise be available under Delaware law in the cases described in the preceding sentence, stockholders would still have appraisal rights if they are required by the terms of the agreement of merger or consolidation to accept for their stock anything other than: (i) shares of stock (a) of the surviving corporation; (b) of any other corporation whose shares will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or
(c) held of record by more than 2,000 stockholders; (ii) cash in lieu of fractional shares; or (iii) a combination of such shares and cash. Otherwise, stockholders of a

Delaware corporation have appraisal rights in consolidations and mergers. Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation or the sale of all or substantially all of the assets of the corporation. CYNET-Delaware currently has no such provisions in its Certificate of Incorporation.

         SHAREHOLDER CONSENT TO ACTION WITHOUT A MEETING. Under Texas law, any action that may be taken at a meeting of the shareholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote thereon. The articles of incorporation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of shares which, under the corporation's articles of incorporation, would be required to take the action which is the subject of the consent at a meeting at which the holders of the shares entitled to vote thereon were present and voted. Our Articles of Incorporation do address the use of written consents in lieu of a meeting with respect to any action subject to shareholder approval. As a result, the taking of any such action without a meeting requires the written consent of the holder or holders of CYNET's shares having not less than the minimum number of votes that would be necessary to take such action at a meeting where the holders of all shares entitled to vote on the action were present and voted. Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at such meeting can be taken without a meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders. As currently proposed, CYNET-Delaware's Certificate of Incorporation does not prohibit the stockholders from taking action by written consent without a meeting of stockholders.

         PROCEDURES FOR FILLING VACANT DIRECTORSHIPS. Under Texas law, any vacancy occurring in the Board of Directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, although less than a quorum. A directorship to be filled by reason of an increase in the number of directors may be filled by the shareholders or by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders, provided that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum. The Certificate of Incorporation and Bylaws of CYNET-Delaware do not provide otherwise.

         RIGHT TO CALL MEETINGS. Under Texas law, holders of not less than 10% of all of the shares entitled to vote have the right to call a special shareholders' meeting, unless the articles of incorporation provide for a number of shares greater than or less than 10%, but in no event may the articles of incorporation provide for a number of shares greater than 50% that would be required to call a special meeting. Our Articles of Incorporation do not alter the statutory rule described herein. Delaware law provides that special meetings of the stockholders may be called by the Board of Directors or such other persons as are authorized in the certificate of incorporation or bylaws. The Certificate of Incorporation and Bylaws of CYNET-Delaware provide that special meetings of the holders of any class or series or of all classes or series of the corporation's stock for any purpose or purposes may be called at any time by the President or the Board of Directors, or (ii) the holders of at least forty percent (40%) of all the shares entitled to vote at such special meeting.

         VOTING BY PROXY. Under Texas and Delaware law, a shareholder may authorize another person or persons to act for such shareholder by proxy. However, unless otherwise provided in the proxy, under Delaware law a proxy is valid for three years from its date, while a proxy under Texas law is only valid for eleven (11) months from its date.

         CHARTER AMENDMENTS. Under Texas law, an amendment to the articles of incorporation requires the approval of the holders of at least two thirds of the outstanding shares of the corporation, unless a different amount, not less than a majority, is specified in the articles of incorporation. Our Articles of Incorporation do not so provide. Delaware law provides that amendments to the certificate of incorporation must be approved by the holders of a majority of the corporation's stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number. CYNET-Delaware's Certificate of Incorporation does not provide for any such greater number.

         BYLAW AMENDMENTS. Under Texas law, the Board of Directors may amend, repeal or adopt a corporation's bylaws unless the articles of incorporation reserve this power exclusively to the shareholders, or the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the Board of Directors may not amend or repeal that bylaw. Our Articles of Incorporation do not restrict the ability of the Board of Directors to amend, repeal or adopt bylaws, and CYNET's shareholders have not to date amended, repealed or adopted a particular bylaw restricting the ability of the Board of Directors to amend or repeal such bylaw. Similarly, under Delaware law, the right to amend, repeal or adopt the bylaws is permitted to the stockholders of the corporation and the corporation's Board of Directors, if the corporation's certificate of incorporation so provides. CYNET-Delaware's Certificate of Incorporation provides that its bylaws may be amended, repealed or adopted by the Board of Directors. Under Delaware law, the power to amend, repeal or adopt the bylaws so conferred upon the Board of Directors of CYNET-Delaware will not divest its stockholders of the power, or limit their power, to amend, repeal or adopt such bylaws.

         CLASS VOTING. Under Texas law, class voting is required in connection with certain amendments of a corporation's articles of incorporation, a merger or consolidation requiring shareholder approval if the plan of merger or consolidation contains any provision which, if contained in a proposed amendment to a Corporation's articles of incorporation, would require class voting, or certain sales of all or substantially all of the assets of a corporation. In contrast, under Delaware law, class voting is not required in connection with such matters, except in the case of an amendment of a corporation's certificate of incorporation which adversely affects a class of shares.

         REMOVAL OF DIRECTORS. A Texas corporation may provide for the removal of a director with or without cause in its articles of incorporation or bylaws. Our Bylaws currently provide that directors may be removed, for cause, by the vote of a majority of the shares entitled to vote thereon. Under Delaware law, a majority of stockholders may remove a director with or without cause except: (i) if the Board of Directors of a Delaware corporation is classified (i.e., elected for staggered terms), in which case a director may only be removed for cause, unless the corporation's certificate of incorporation provides otherwise; and (ii) in the case of a corporation which possesses cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors, or, if there be classes of directors, at an election of the class of directors of which he is a part. The Certificate of Incorporation of CYNET-Delaware specifically prohibits cumulative voting. The Certificate of Incorporation of CYNET-Delaware provides that the Board of Directors will consist of three classes of directors, with each class to consist of as nearly an equal number of directors as possible and with each class of directors coming up for election by the shareholders every three years. See Proposal Five for a full explanation of the classified Board of Directors. Assuming approval of the proposal for a classified board of directors, directors of CYNET-Delaware may only be removed for cause. The Certificate of Incorporation of CYNET-Delaware does not provide for a super-majority vote for removal of directors, but provides that the provisions for the staggered board may not be amended except by a two-thirds vote of the shareholders. The Bylaws of CYNET-Delaware provide that at any meeting of stockholders called expressly for the purpose of removing a director or directors, any director may be removed, with or without cause; provided that whenever any director shall have been elected by the holders of any class of stock voting separately as a class under the provisions of the Certificate of Incorporation, such director may be removed and the vacancy filled only by the holders of that class of stock voting separately as a class. The Certificate of Incorporation of CYNET-Delaware does not presently provide for the election of any directors by the holders of any class of stock of the corporation voting separately as a class.

         INSPECTION OF BOOKS AND RECORDS. Under Texas law, a shareholder may, for a proper purpose, inspect the books and records of a corporation if such shareholder holds at least 5% of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand. Under Delaware law, any shareholder may inspect the corporation's books and records for a proper purpose.

         DISTRIBUTIONS AND DIVIDENDS. Under Texas law, a distribution is defined as a transfer of money or other property (except a corporation's shares or rights to acquire its shares), or an issuance of indebtedness, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation's outstanding shares; (ii) a purchase, redemption or other acquisition by the corporation, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may make a distribution, subject to restrictions in its charter, if it does not render the corporation unable to pay its debts as they become due in the course of its business, and if it does not exceed the corporation's surplus. Surplus is defined under Texas law as the excess of net assets (essentially, the amount by which total assets exceed total debts) over stated capital (essentially, the aggregate par value of the issued shares having a par value plus consideration paid for shares without par value that have been issued), as such stated capital may be adjusted by the board. This limitation does not apply to distributions involving a purchase or redemption of shares to eliminate fractional shares, collect indebtedness, pay dissenting shareholders or redeem shares if net assets equal or exceed the proposed distribution.

         Under Delaware law, a corporation may, subject to any restrictions contained in its Certificate of Incorporation, pay dividends out of surplus and, if there is not surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having preferences on asset distributions. Surplus is defined under Delaware law as the excess of the net assets (essentially, the amount by which total assets exceed total liabilities) over capital (essentially, the aggregate par value of the shares of the corporation having a par value that have been issued plus consideration paid for shares without par value that have been issued), as such capital may be adjusted by the board. The Certificate of Incorporation of CYNET-Delaware does not provide otherwise.

         STOCK REDEMPTION AND REPURCHASE. As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS. Texas and Delaware law have similar provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents. If the Reincorporation is approved, the indemnification provisions of Delaware law will not apply to any act or omission that occurs before the Effective Date. The following is a summary comparison of the indemnification provisions of Texas and Delaware law:

                  SCOPE. Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses, by articles of incorporation or bylaw provision, resolution of the shareholders or directors, agreement, or otherwise, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the person in connection with the proceeding. However, if the person is found liable to the corporation, or if the person is found liable on the basis he received an improper personal benefit, indemnification under Texas law is limited to the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.

                  Delaware law permits a corporation to indemnify directors, officers, employees, or agents against judgments, fines, amounts paid in settlement, and reasonable costs, expenses and counsel fees paid or incurred in connection with any proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party, provided such a director, officer, employee or agent shall have acted in good faith and shall have reasonably believed (a) in the case of a civil proceeding, that his conduct was in or not opposed to the best interests of the corporation, or (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. In connection with an action by or in the right of the corporation against a director, officer, employee or agent, the corporation has the power to indemnify such director, officer, employee or agent for reasonable expenses incurred in connection with such suit (a) if such person acted in good faith and in a manner not opposed to the best interests of the corporation, and (b) if found liable to the corporation, only if ordered by a court of law. Section 145 of the Delaware General Corporation Law provides that such section is not exclusive of any other indemnification rights which may be granted by a corporation to its directors, officers, employees or agents.

                  The Certificate of Incorporation of CYNET-Delaware provides for mandatory indemnification of directors and officers to the fullest extent permitted by Delaware law, unless the corporation determines that the person seeking indemnification did not meet the standards set forth above. The Certificate of Incorporation of CYNET-Delaware permits indemnification of other persons to the extent authorized from time to time by the Board of Directors. The right to indemnification is a contract right and includes the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition, provided that the indemnitee undertakes to repay all amounts so advanced if it is ultimately determined that such indemnitee is not entitled to be indemnified for such expenses.

                  ADVANCEMENT OF EXPENSES. Under Texas law, expenses, including reasonable court costs and attorneys' fees, incurred by a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director of such corporation may be paid or reimbursed by the corporation prior to the final disposition of the proceeding after the corporation receives:
         (i) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas law; and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements or if it is ultimately determined that indemnification for such expenses is prohibited under Texas law.

                  Delaware law provides for the advancement of expenses for such proceedings upon receipt of a similar undertaking; such undertaking, however, need not be in writing. Delaware law does not require that such director give an affirmation regarding his conduct in order to receive an advance of expenses.

                  PROCEDURE FOR INDEMNIFICATION. Texas law provides that a determination that indemnification is appropriate shall be made: (i) by a majority vote of a quorum consisting of directors who, at the time of the vote, are not party to the proceeding; (ii) if such a quorum cannot be obtained, by a majority vote of a special committee of the Board of Directors consisting solely of two or more directors, who at the time of the vote, are not party to the proceeding; (iii) by a majority vote of special legal counsel; or (iv) by vote of all shareholders, but excluding from the vote those shares held by directors who, at the time of the vote, are party to the proceeding.

                  Delaware law provides that a determination that indemnification is appropriate shall be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iii) by stockholder vote.

                  MANDATORY INDEMNIFICATION. Under Texas law, indemnification by the corporation is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding. Delaware law requires indemnification with respect to any claim, issue or matter on which the director is successful on the merits or otherwise, in the defense of the proceeding.

                  INSURANCE. Texas and Delaware law both allow a corporation to purchase and maintain insurance on behalf of (i) any person who is or was a director, officer, employee or agent of the corporation, or (ii) any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person, whether or not the corporation would otherwise have the power to indemnify him against that liability. Under Texas law, a corporation may also establish and maintain arrangements, other than insurance, to protect these individuals, including a trust fund or surety arrangement.

                  PERSONS COVERED. Texas law expressly and separately addresses the indemnification of officers, employees and agents. The protections afforded to these persons under Texas law resemble those provided to directors. Delaware law provides the same indemnification rights to officers, employees and agents as it provides for directors.

                  STANDARD OF CARE. The standard of care required under Texas and Delaware law is substantially the same. In general, directors are charged with the duty in their decision-making process and oversight responsibilities to act as would a reasonably prudent person in the conduct of such person's own affairs.

                  CONTINUITY OF INDEMNIFICATION. Texas law does not contain a provision that expressly provides indemnification after a directorship has terminated for acts or omissions which took place prior to such termination. Delaware law does contain a provision which expressly provides that the statutory indemnification provisions: (i) apply to a director after the termination of the directorship with respect to acts performed while a director, and (ii) inure to the benefit of the estate and personal representatives of the director.

                  SHAREHOLDER REPORT. Texas law requires a written report to the shareholders upon indemnification or advancement of expense. Delaware law does not have a similar reporting requirement.

                  SPECIFIC INSTANCES OF DIRECTOR LIABILITY. Texas law holds the directors of a corporation specifically liable for corporate distributions that are not permitted by statute, unless the directors acted in good faith and with ordinary care in determining that adequate provision existed to permissibly make a distribution. Delaware law does not contain provisions analogous to this provision of Texas law.

                  LIMITED LIABILITY OF DIRECTORS. Texas law permits a corporation to eliminate in its articles of incorporation all monetary liability of a director to the corporation or its shareholders for conduct in the performance of such director's duties. However, Texas law does not permit any limitation of the liability of a director for:
         (i) breaching the duty of loyalty to the corporation or its shareholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a known violation of law; (iv) engaging in a transaction from which the director obtains an improper benefit; or
         (v) violating applicable statutes which expressly provide for the liability of a director.

                  Delaware law similarly permits the adoption of a provision in the certificate of incorporation limiting or eliminating the monetary liability of a director to a corporation or its stockholders by reason of a director's breach of the fiduciary duty of care. Delaware law does not permit any limitation of the liability of a director for:
         (i) breaching the duty of loyalty to the corporation or its stockholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a known violation of law; (iv) obtaining an improper personal benefit from the corporation; or (v) declaring an improper dividend or approving an illegal stock purchase or redemption. Our Articles of Incorporation and CYNET-Delaware's Certificate of Incorporation both eliminate the monetary liability of a director to the fullest extent permitted by applicable law.

CYNET-DELAWARE CERTIFICATE OF INCORPORATION

         Set forth below is a description of certain provisions in the CYNET-Delaware Certificate of Incorporation. This is only a summary and is qualified in its entirety by reference to CYNET-Delaware's Certificate of Incorporation, which is attached hereto as APPENDIX C.

         Assuming the approval of the amendment to our Articles of Incorporation described in Proposal Two, the number of shares of authorized capital stock of CYNET-Delaware will be the same as that of the Company on the Effective Date. Holders of CYNET-Delaware's Class A Common Stock and Series D Preferred Stock will be entitled to one vote per share on matters voted upon by the stockholders. The holders of CYNET-Delaware's Class A Common Stock will be entitled to receive dividends when and as declared by the Board of Directors, in its discretion, from funds legally available therefor.

         Holders of the securities of CYNET-Delaware shall not be entitled as a matter of right, preemptive or otherwise, to subscribe for or purchase any securities of CYNET-Delaware now or hereafter authorized to be issued, or securities held in CYNET-Delaware's treasury, whether issued or sold for cash, other consideration, as a dividend, or otherwise. The Class A Common Stock and Series D Preferred Stock of CYNET-Delaware will also have no cumulative voting rights, which means that holders of a majority of shares voting for the election of directors can elect all members of the Board of Directors. A majority vote of the shares present in person or represented by proxy is also generally sufficient for actions that require the vote or concurrence of stockholders, except as otherwise required by Delaware law for certain extraordinary transactions. Upon consummation of the Reincorporation, all of the shares of CYNET-Delaware Common Stock issued in exchange for CYNET's Common Stock will be fully paid and nonassessable. Such shares will not be redeemable or subject to further calls or assessments.

         The CYNET-Delaware Preferred Stock, like that of CYNET'S Preferred Stock, will be issuable in series by action of the Board of Directors. The Board of Directors will be authorized to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions thereof in substantially the same manner as currently provided with respect to the Preferred Stock of CYNET.

RIGHTS OF DISSENTING SHAREHOLDERS

         With certain exceptions which are not applicable to the Reincorporation, Article 5.11 of the Texas Business Corporation Act gives each shareholder of the Company the right to object to a merger and to demand payment of the fair value of his shares calculated as of the day before the vote was taken authorizing the merger, excluding any appreciation or depreciation in anticipation of the merger. Inasmuch as the Reincorporation contemplates such a merger of the Company, the rights under Article 5.11 will apply to the Reincorporation. However, because the Reincorporation is not intended to have any material effect upon the Company's business or financial condition, the Company reserves its right to abandon the Reincorporation for any reason at any time before the merger becomes effective, and would expect to do so if the holders of a substantial number of shares of our Common Stock or Preferred Stock exercise such dissenter's rights.

         In order to perfect his dissenter's rights, a shareholder of CYNET must, prior to the taking of the vote of shareholders on the merger, file with CYNET a written objection to the merger, notifying CYNET that his right to dissent will be exercised if the merger is effected and specifying the address to which notice shall be delivered or mailed in such event. If our merger into CYNET-Delaware is effected and the shareholder has not voted in favor thereof, CYNET must, within ten days after the merger is effected, deliver or mail to such shareholder written notice thereof and such shareholder may, within ten days from the delivery or mailing of such notice, make written demand on the surviving corporation for payment of the fair value of his shares. Such demand must state the number and class of shares owned by the dissenting shareholder and his estimate of the fair value thereof. It is not necessary for the shareholder to vote against the Reincorporation (although he may not vote in favor of the Reincorporation, if he desires to preserve his dissenter's appraisal rights); however, any shareholder failing to make demand within the ten day period will be bound by such corporate action. A vote against or abstaining with respect to the proposed Reincorporation will not satisfy the requirement that the shareholder make demand for payment of his shares. Within 20 days after demanding payment for his or her shares in the manner described above, each holder of certificates representing shares so demanding payment shall submit such certificates to CYNET for notation thereon that such demand has been made.

         Within 20 days after receipt by CYNET of a demand by the dissenting shareholder for payment of the fair value of his shares, we shall deliver or mail to the dissenting shareholder a written notice that CYNET will either:
(i) pay the amount claimed within 90 days after the date the merger is effected upon the surrender of the duly endorsed certificates; or (ii) pay some other amount as the fair value within 90 days after the date the merger was effected, upon receipt of notice within 60 days after the date the merger was effected from the shareholder that he will accept such amount in exchange for surrender of his duly endorsed certificates. If the Company and the dissenting shareholder can agree upon the fair value, such value will be paid and the dissenting shareholder shall cease to have any interest in such shares or in the corporation. If agreement as to the fair value cannot be reached, either the dissenting shareholder or the Company may, within the time limits prescribed by Article 5.12, file a petition in a court of competent jurisdiction in Harris County, Texas, asking for a finding and determination of the fair value of such shares. Court costs will be allocated between the parties in such manner as the court shall determine to be fair and equitable.

         The foregoing summary does not purport to be a complete statement of the rights of dissenting shareholders, and such summary is qualified in its entirety by references to Article 5.11, 5.12 and 5.13 of the Texas Business Corporation Act, which are reproduced in full as APPENDIX E hereto.

VOTES REQUIRED FOR REINCORPORATION

         Approval of the Reincorporation requires the affirmative vote of the holders of at least two-thirds of the shares entitled to vote represented at the Annual Meeting in person or represented by proxy.

         THE BOARD OF DIRECTORS BELIEVES THAT THE REINCORPORATION IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR ITS APPROVAL.


                  APPROVAL OF THE ESTABLISHMENT OF A CLASSIFIED
               BOARD OF DIRECTORS WHEN THE REINCORPORATION OCCURS
                                  (PROPOSAL 5)


GENERAL


         The Company's Board of Directors currently consists of members elected to one-year terms at each annual meeting of the shareholders. As part of the Company's proposed Reincorporation in Delaware (see Proposal Four regarding the Reincorporation in Delaware) and the merger into CYNET-Delaware thereby contemplated, the Company seeks to establish a classified board of directors by dividing the Board of Directors into three classes with staggered terms.

         A classified board is one in which a certain member, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. Under Texas law, a company may provide for a classified board of directors by adopting amendments to its bylaws, which amendments must be approved by the shareholders if the classification of directors is to be effective prior to the next annual meeting of shareholders at which directors are elected. Although the Company qualifies to adopt a classified board of directors, its Board of Directors has not previously done so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Certificate of Incorporation and Bylaws of CYNET-Delaware provide for a classified Board of Directors with three classes of directors (the "Classified Board Provision").

         Under the Classified Board Provision, the Board of Directors would be divided into three classes, designated Class I, Class II and Class III. All directors in Class I would hold office until the first annual meeting of the shareholders following the implementation of the Classified Board Provision; all directors in Class II would hold office until the second annual meeting of the shareholders following such implementation of the Classified Board Provision; and all directors in Class III would hold office until the third annual meeting of the shareholders following such implementation of the Classified Board Provision and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the remaining classes continuing their respective two-year and three-year terms until their successors are duly elected and qualified or until earlier resignation, removal from office or death. Any director chosen by the directors to fill a vacancy in the Board of Directors shall hold office for the unexpired term in respect of which such vacancy occurs.

         If the proposal for Reincorporation in Delaware is adopted by the shareholders, the directors of CYNET-Delaware, who are nominated for election under Proposal One, will be divided into classes as follows:



_______________________________________________________________________________
                CLASS                                      NAME
_______________________________________________________________________________
Class I                                          Craig T. Jackson
_______________________________________________________________________________
Class I                                          Gregory E. Webb
_______________________________________________________________________________
Class I                                          Wayne Schroeder
_______________________________________________________________________________
Class II                                         Bernard B. Beale
_______________________________________________________________________________
Class II                                         R. Greg Smith
_______________________________________________________________________________
Class II                                         Samuel C. Beale
_______________________________________________________________________________
Class III                                        Vincent W. Beale, Sr.
_______________________________________________________________________________
Class III                                        Daniel C. Lawson
_______________________________________________________________________________
Class III                                        Gerald W. McIntosh
_______________________________________________________________________________




         By approving Proposal Five, shareholders will be approving the Classified Board Provision, the election of the same directors who are nominated for election to the Board of Directors of the company under Proposal One, and the initial classification of those directors as set forth above.

CLASSIFIED BOARD

         At each annual meeting scheduled to be held after the proposed Reincorporation, directors to replace those of a class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is later changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable. Thus, after the proposed Reincorporation, shareholders will elect only one-third of the directors at each annual meeting of shareholders.

         The Board of Directors believes that dividing the directors into three classes is advantageous to the Company and its shareholders because by providing that directors will serve three-year terms rather than one-year terms, the likelihood of continuity and stability in the policies formulated by the Board will be enhanced. Although the Board of Directors is not aware of any problems experienced by the Company in the past with respect to such continuity and stability, the Board of Directors believes that a classified Board of Directors could decrease the likelihood of such problems arising in the future. In addition, the Board of Directors believes that a classified Board of Directors will assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors.

         The Board of Directors also believes that a classified board would, if adopted, reduce the possibility that a third party could effect an unsolicited change in control of the Company's Board of Directors. A classified board would likely allow the Board and management, if confronted by a proposal from a third party who has acquired a block of the Company's Common Stock, sufficient time to review the proposal and appropriate alternatives to the proposal and to attempt to negotiate a better transaction, if possible, for the shareholders.

         The Board of Directors for the Company believes that if a potential acquiror were to purchase a significant or controlling interest in the Company, such potential acquiror's ability to remove the Company's directors and obtain control of the Board and thereby remove the Company's management would severely curtail the Company's ability to negotiate effectively with such potential acquiror. The threat of obtaining control of the Board may deprive the Board of Directors the time and information necessary to evaluate the proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken.

         Since the creation of a classified board will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board, even if the takeover bidder were to acquire a majority of the Company's outstanding Common Stock, the existence of a classified board could tend to discourage certain tender offers which shareholders might feel would be in their best interests. Because tender offers for control usually involve a purchase price higher than the current market price, the creation of a classified board could also discourage open market purchases by a potential takeover bidder. Such tender offers or open market purchases could increase the market price of the Company's stock, enabling shareholders to sell their shares at a price higher than that which otherwise would prevail. In addition, the creation of a classified board could make the Company's Common Stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops. Since these provisions will make the removal of a director more difficult, it will increase the directors' security in their positions and, since the Board has the power to retain and discharge management, would tend to perpetuate incumbent management. In addition, the additional time required to change control of the Board makes it more difficult for shareholders to change the composition of the Board even if they believe such a change desirable.

         The foregoing discussion of the Certificate of Incorporation and Bylaws of CYNET-Delaware is qualified in its entirety by reference to the relevant sections of such Certificate and Bylaws attached to this Proxy Statement as Appendices C and D, respectively.

VOTES REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of the adoption of a classified Board of Directors after the proposed Reincorporation, which will also constitute approval of the provisions of the Certificate of Incorporation and the Bylaws of CYNET-Delaware establishing such a classified Board, will require the affirmative vote of the majority of outstanding shares of Common Stock of the Company. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ESTABLISHMENT OF A CLASSIFIED BOARD.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 6)

         Subject to the approval of the shareholders, the Board of Directors has appointed the firm of BDO Seidman, LLP, as independent public accountants to examine our consolidated financial statements for the fiscal year ending December 31, 2000. BDO Seidman, LLP audited our financial statements for the fiscal year ended December 31, 1999. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the meeting.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Except for certain statements regarding our ability to continue as a going concern, the audit reports of BDO Seidman, LLP on our consolidated financial statements during the fiscal years ended December 31, 1998 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the fiscal years ended December 31, 1998 and 1999 by BDO Seidman, LLP, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreement in connection with its opinion.

VOTES REQUIRED FOR APPROVAL

         The ratification of the appointment of BDO Seidman, LLP requires the vote of the holders of at least a majority of the shares entitled to vote represented at the Annual Meeting in person or represented by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.


                                OTHER INFORMATION


SECURITY OWNERSHIP SUMMARY

         The following table sets forth, as of March 15, 2000, the number of outstanding shares of Class A Common Stock (the Company's only class of voting securities) owned by (i) each person known by the Company to beneficially own more than 5% of its outstanding Class A Common Stock, (ii) each director,
(iii) each named executive officer and (iv) all officers and directors as a group.


                                                            Shares of Class A
         Name of Beneficial Owner                                Common                        Percent of Class(1)
                                                        Stock Beneficially Owned
-----------------------------------------------      -------------------------------      ------------------------------
Vincent W. Beale, Sr.                                     16,939,283 shares(2)                        45.2%
Cynet Holdings, LLC                                       15,691,283 shares(3)                        41.9%
Leonard Childress                                          3,164,964 shares(4)                         8.5%
Guy M. Lewis                                               2,883,888 shares(5)                         7.7%
Northern Neck Enterprises, Inc.                            2,868,268 shares(6)                         7.6%
Houston Economic Opportunity Fund, L.P.                    2,180,023 shares(7)                         5.8%
Bernard B. Beale                                           1,150,000 shares(8)(9)                      3.1%
Samuel C. Beale                                            1,100,000 shares(8)(9)                      2.9%
Wayne Schroeder                                              100,000 shares(8)                          *
Daniel C. Lawson                                             100,000 shares                             *
David R. Hearon, Jr.                                          37,500 shares(8)                          *
R. Greg Smith                                                 33,333 shares(8)                          *
All directors and executive officers
  as a group (6 people)                                   17,460,116 shares(10)                       46.6%



--------------------------

*        Less than one percent.
(1) Percentages shown are based upon (i) 27,879,236 shares of Class A Common Stock presently outstanding, (ii) warrants to purchase 8,593,571 shares of Class A Common Stock, (iii) 972,500 shares subject to vested stock options. On this basis, for purposes of these calculations, the number of shares used is 37,445,307.
(2) Represents (i) 15,691,283 shares beneficially owned by Cynet Holdings, of which Mr. Beale is the President and majority owner, (ii) 1,148,000 shares which may be purchased at any time prior to April 13, 2003, at a purchase price of $1.00 per share upon exercise of a warrant originally issued to Ray C. Davis in April 1998, and (iii) 100,000 shares subject to vested stock options.
(3) Includes (i) 9,473,000 shares purchased from Ray C. Davis and related entities controlled by Mr. Davis, (ii) 5,225,472 shares purchased pursuant to the Subscription Agreement between the Company and Cynet Holdings (the "Holdings Subscription Agreement"), (iii) 1,090,000 shares which may be purchased at any time prior to July 22, 2003, at a purchase price of $1.00 per share, upon exercise of a warrant issued pursuant to the Holdings Subscription Agreement, and (iv) 152,811 shares purchased in 1999 as part of the financing of the company's registered rescission offer. The amount shown excludes 250,000 shares that were pledged to an unaffiliated financial institution in 1998 and subsequently foreclosed upon. See "Certain Relationships and Related Transactions."
(4) Includes (i) 1,300,000 shares deemed beneficially owned by Mr. Childress as a result of his interest in Cynet Holdings and (ii) 1,000,000 shares which may be purchased at any time prior to July 22, 2003, at a purchase price of $1.00 per share, upon exercise of a warrant originally issued pursuant to the Holdings Subscription Agreement.
(5) Includes 2,000,000 shares which may be purchased at any time prior to July 22, 2003, at a purchase price of $1.00 per share, upon exercise of a warrant originally issued pursuant to the Holdings Subscription Agreement.
(6) Includes (i) 1,500,000 shares deemed beneficially owned by Northern Neck Enterprises, Inc. as a result of its interest in Cynet Holdings and (ii) 1,000,000 shares which may be purchased at any time prior to July 22, 2003, at a purchase price of $1.00 per share, upon exercise of a warrant originally issued pursuant to the Holdings Subscription Agreement.
(7) Represents (i) 1,766,423 shares into which an equal number of shares of the Series D Redeemable Convertible Preferred Stock may be converted and (ii) 413,600 shares, which may be purchased upon exercise of a warrant issued pursuant to the Enron Advisory Agreement.
(8)      Includes shares subject to vested stock options.
(9) Includes shares deemed beneficially owned as a result of an interest in Cynet Holdings.
(10) Includes an aggregate of 7,425,683 shares that such persons have the right to acquire within 60 days pursuant to warrants and options held by such persons.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The table below sets forth information concerning our executive officers and significant employees, including their ages and positions with us as of April 30, 2000. See "Election of Directors--Nominees" for biographical information concerning Vincent W. Beale, Sr., Bernard B. Beale, Samuel C. Beale and R. Greg Smith.



                   NAME                       AGE                               POSITION
       -------------------------------   -------------   -----------------------------------------------------
         Vincent W. Beale, Sr.                51           Chairman of the Board, Chief Executive Officer,
                                                           President and Director
         Bernard B. Beale                     43           Executive Vice President and Chief Operating
                                                           Officer
         David R. Hearon, Jr.                 62           Senior Vice President, Institutional Development
         Samuel C. Beale                      44           Vice President, General Counsel and Secretary
         R. Greg Smith                        41           Vice President, Chief Financial Officer
         Michael A. Galloway                  54           Vice President, Technical Operations
         Tom Y. Ren                           33           Vice President
         Menashe Ben David                    47           Vice President




         DAVID R. HEARON, JR. joined the Company in March 1998 as Vice President and Chief Technical Officer. In March 2000, Mr. Hearon was promoted to Senior Vice President, Institutional Development. From July 1996 until joining the Company, Mr. Hearon was President of Hearon & Associates, an independent consulting firm providing consulting services in the areas of information technology, manufacturing, customer support, re-engineering and human resource development. From 1959 to May 1996, Mr. Hearon was employed by Lucent Technologies and its predecessors, AT&T and Western Electric, in management positions related to telecommunications and information technology, including engineering, manufacturing voice and data networks, and call centers. Mr. Hearon holds a Bachelor's degree in Mechanical Engineering from the City College of New York and has participated in post-graduate business and engineering programs at the University of Chicago and City College of New York.

         MICHAEL A. GALLOWAY joined the Company in February 2000 as Vice President, Technical Operations. Prior to joining the Company, Mr. Galloway served three years at General Motors International Operations in Berkshire, UK, where he held the position of Executive Director of Change Management. Mr. Galloway's many responsibilities at General Motors included operations management, process engineering and information technology program management. Mr. Galloway also served on several technical teams, leading the development of global voice and data strategies and customer-facing Internet applications, web hosting and architecture. During the 30 years prior to his position at General Motors, Mr. Galloway held various positions with Dresser-Kellogg Energy Services, Merck & Co., McDermott International and Brown & Root, Inc.

         TOM Y. REN, joined the Company in October 1999 and serves as a Vice-President and Director of CYNET Interactive. Prior to joining the Company, Mr. Ren co-founded and served as President of AECsoft USA, Inc., a Houston-based software company. For more than the past four years, Mr. Ren has also held positions with the World Trade Network (wt.net) as Vice President of Web Development and with COADE Engineering Software as a senior developer. Mr. Ren graduated from the University of Houston with dual Master's Degrees in Physics and Chemical Engineering and is a licensed Professional Engineer in the State of Texas. Mr. Ren engineered and developed the ADC2000 technology, a web-based trading, Business to Business and Business to Consumer local/vertical portal technology.

         MENASHE BEN-DAVID joined the Company in January 2000 and serves as a Vice President of the Company. Mr. Ben-David brings over 20 years of communications and technology experience to his position with CYNET. Prior to joining the Company, Mr. Ben-David served one year as President of GlobeWave, Inc., a wholly owned subsidiary of Teliran Electronics, Ltd., where he was instrumental in bringing new wireless cell/modem technology to the market. Mr. Ben-David also provided senior sales, marketing, financial, operational and executive-level leadership to domestic and global wireless resellers and end users. Before joining GlobeWave, Mr. Ben-David held positions with Geotek Communications as Vice President of Field Operations and Bogen Communications as Executive Vice President and Chief Operating Officer.

         Vincent W. Beale, Sr., Bernard B. Beale and Samuel C. Beale are siblings. There are no other family relationships among any of the Company's directors and executive officers.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

         SUMMARY COMPENSATION TABLE. The following table sets forth information with respect to all forms of compensation paid by the Company to the named individuals for the years ended December 31, 1999, 1998 and 1997. No other director or executive officer received salary and bonus which exceeded $100,000 during any of the three fiscal years ended December 31, 1999. See "-- Employment Agreements" below for information regarding the current compensation of certain of the Company's directors and the executive officers named below.



                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                   SECURITIES
         NAME AND           FISCAL                             OTHER ANNUAL        UNDERLYING         ALL OTHER
    PRINCIPAL POSITION       YEAR      SALARY      BONUS       COMPENSATION        OPTIONS(1)       COMPENSATION
    ------------------       ----      ------      -----       ------------       ------------      ------------
  Vincent W. Beale, Sr.      1999     $180,000       --             --                 --                --
   President and Chief       1998     $133,693    $30,000           --           100,000 shares          --
    Executive Officer
       (since 1/98)




                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                   SECURITIES
         NAME AND           FISCAL                             OTHER ANNUAL        UNDERLYING         ALL OTHER
    PRINCIPAL POSITION       YEAR      SALARY      BONUS       COMPENSATION        OPTIONS(1)       COMPENSATION
    ------------------       ----      ------      -----       ------------       ------------      ------------
       Ray C. Davis          1998     $110,287      --              --                 --            $188,326(2)
   President and Chief       1997     $198,430    $50,000        $7,500(3)             --            $250,000(4)
    Executive Officer
       (until 1/98)

     Bernard B. Beale        1999     $153,136    $30,000           --                 --                 --
      Executive Vice         1998     $131,696      --              --            150,000 shares          --
     President, Chief
    Operating Officer
       (since 1/98)

   David R. Hearon, Jr.      1999     $150,000      --              --                 --                 --
  Vice President, Chief      1998     $122,226    $30,000           --             75,000 shares          --
    Technical Officer
       (since 3/98)

     Samuel C. Beale         1999     $108,000      --              --                 --                 --
     Vice President,         1998      $90,845      --              --            100,000 shares          --
   General Counsel and
        Secretary
       (since 3/98)

      R. Greg Smith          1999     $125,000    $30,000           --                 --                 --
  Vice President, Chief      1998      $42,308      --              --            100,000 shares          --
    Financial Officer
       (since 8/98)

      Vickroy Stone          1997        --          --            --(5)               --                 --
     Chief Financial
         Officer
      (9/95 to 2/97)


                                       31


                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                   SECURITIES
         NAME AND           FISCAL                             OTHER ANNUAL        UNDERLYING         ALL OTHER
    PRINCIPAL POSITION       YEAR      SALARY      BONUS       COMPENSATION        OPTIONS(1)       COMPENSATION
    ------------------       ----      ------      -----       ------------       ------------      ------------
         John Kim            1997     $262,302    $6,000            --                 --                 --
  Vice President, Sales                                             --                 --                 --
      (4/96 to 2/98)

      Keith Shaffner         1997       $9,231       --             --                 --            $1,976,663(6)
      Vice President
     (6/97 to 11/97)


-------------------
(1) Refers to incentive stock options to purchase shares of Class A Common Stock at a purchase price of $0.39 per share granted to Vincent W. Beale, Sr., Bernard B. Beale, David R. Hearon, Jr., Samuel C. Beale and
         R. Greg Smith under the 1997 Plan in accordance with their respective employment agreements with the Company. (See "-- Option Grants" and "-- Employment Agreements").
(2) Represents (i) a $121,043 account receivable owed by Mr. Davis to the Company which was forgiven in exchange for the termination of Mr. Davis' employment agreement pursuant to the Settlement Agreement and Mutual Release in Full executed between the Company and Mr. Davis. See "--Employment Agreements" and (ii) $67,283 of property transferred to Mr. Davis as compensation for services rendered. See "-- Certain Relationships and Related Transactions."
(3) Represents the value of providing Mr. Davis the use of an automobile owned by the Company.
(4) Represents consideration paid to Mr. Davis in exchange for his assignment to the Company of all of his "intellectual property." See "-- Certain Relationships and Related Transactions."
(5) Excludes (i) the repurchase by the Company of 450,000 shares of Class A Common Stock from Mr. Stone for $450,000 and (ii) the issuance of warrants to purchase 450,000 shares of Class A Common Stock which were deemed to have no value on the date of issuance. See "--Certain Relationships and Related Transactions."
(6) Represents $1,005,136 paid to Mr. Shaffner, individually, and $971,527 paid to his affiliate, CyFax, Inc. See "--Certain Relationships and Related Transactions."

         OPTION GRANTS. Under the 1997 Plan, incentive options to purchase shares of the Class A Common Stock have been granted to Vincent W. Beale, Sr., Bernard B. Beale, David R. Hearon, Jr., Samuel C. Beale and R. Greg Smith in accordance with their respective employment agreements described in "--Employment Agreements" below as follows: 100,000 shares to Vincent W. Beale, Sr. which vested immediately on the date of grant, 150,000 shares to Bernard B. Beale which vested immediately on the date of grant, 100,000 shares to Samuel C. Beale which vested immediately on the date of grant, 75,000 shares to David R. Hearon, Jr. which vest ratably over a four-year period, and 100,000 shares to R. Greg Smith which vest ratably over a three-year period. Each of these stock options has an exercise price of $0.39 per share.

         OPTION EXERCISES AND YEAR-END OPTION VALUES. The table below sets forth information regarding the value of stock options outstanding at December 31, 1999 held by each of the officers named below. None of such officers exercised any stock options during 1999. The Company did not issue any SARs during the fiscal year ended December 31, 1999. Values for "in the money" options represent the position spread between the exercise price of existing options and the market value for the Company's Class A Common Stock on December 31, 1999:



                                                                             VALUE OF UNEXERCISED
                                          NUMBER OF UNEXERCISED              IN-THE-MONEY OPTIONS
                                        OPTIONS AT FISCAL YEAR END           AT DECEMBER 31, 1999
         NAME                          EXERCISABLE/UNEXERCISEABLE (1)     EXERCISABLE/UNEXERCISEABLE(2)
         ----                          --------------------------         --------------------------
         Vincent W. Beale, Sr.
         President,
         Chief Executive Officer                100,000                             $151,000
         (since 1/98)                           -------                             --------
                                               100,000/0                           $151,000/0

         Bernard B. Beale
         Executive Vice President,
         Chief Operating Officer                150,000                             $226,500
         (since 1/98)                           -------                             --------
                                               150,000/0                           $226,500/0

         David R. Hearon, Jr.
         Vice President,
         Chief Technical Officer                 75,000                             $113,250
         (since 3/98)                            ------                             --------
                                             18,750/56,250                      $28,313/$84,938

         Samuel C. Beale
         Vice President, General
         Counsel and Secretary                  100,000                             $151,000
         (since 3/98)                           -------                             --------
                                               100,000/0                           $151,000/0

         R. Greg Smith
         Vice President,
         Chief Financial Officer                100,000                             $151,000
         (since 8/98)                           -------                             --------
                                             33,333/66,667                     $50,333/$100,667




-------------------

(1) Indicates number of options exercisable and unexerciseable as of December 31, 1999.

(2) Based upon $1.51 per share, the estimated fair market value of a share of the Class A Common Stock at December 31, 1999, as determined by reference to the last transaction in 1999 involving the sale and issuance of shares of our Class A Common Stock.

         None of the Company's executive officers was granted awards under any long-term incentive plan during the fiscal year ended December 31, 1999.

EMPLOYMENT AGREEMENTS

         On June 17, 1997, the Company entered into a Consulting Agreement with Vincent W. Beale, Sr., pursuant to which Mr. Beale agreed to assist the Company with respect to an initial public offering and certain proposed mergers and acquisitions. Mr. Beale was paid an aggregate of $189,000 in consulting fees under the terms of the Consulting Agreement.

         Effective February 1, 1998, the Company terminated his Consulting Agreement and entered an employment agreement with Vincent W. Beale, Sr. pursuant to which Mr. Beale serves as the Chairman of the Board and Chief Executive Officer of the Company. The agreement has an initial term of five years and can continue for additional one-year periods upon the agreement of Mr. Beale and the Company, and requires Mr. Beale to devote substantially all of his business time, attention and energy exclusively to the business of the Company, and to use his best efforts to promote the success of the Company's business. In exchange, Mr. Beale is entitled to (i) receive an annual salary, commencing February 1, 1998, of $180,000 (subject to annual review by the Board of Directors), (ii) earn an incentive bonus in accordance with the Company's bonus plan to be established for its executives, (iii) receive a signing bonus of $30,000, (iv) an option under the Company's 1997 Plan to purchase 100,000 shares of Class A Common Stock at a price of $0.39 per share which vests immediately when granted and (v) participate in the Company's other employee benefit plans. Mr. Beale's employment agreement is terminable by the Company at any time for "cause," as specified in the agreement, and in certain other events. The employment agreement also contains covenants limiting Mr. Beale's right to compete with the Company during the term of the employment agreement and for two years after the termination of his employment.

         Effective March 1, 1998, the Company entered into an employment agreement with David R. Hearon, Jr. pursuant to which Mr. Hearon serves as the Vice President of Operations of the Company. The agreement has an initial term of four years and can continue for additional one-year periods upon the agreement of Mr. Hearon and the Company, and requires Mr. Hearon to devote substantially all of his business time, attention and energy exclusively to the business of the Company, and to use his best efforts to promote the success of the Company's business. In exchange, Mr. Hearon is entitled to (i) receive an annual salary, commencing March 1, 1998, of $150,000 (subject to annual review by the Board of Directors), (ii) earn an incentive bonus in accordance with the Company's bonus plan to be established for its executives,
(iii) receive a signing bonus of $30,000, (iv) an option under the Company's 1997 Plan to purchase 75,000 shares of Class A Common Stock at a price of $0.39 per share which vests ratably over a four-year period and (v) participate in the Company's other employee benefit plans. Mr. Hearon's employment agreement is terminable by the Company at any time for "cause," as specified in the agreement, and in certain other events. The employment agreement also contains covenants limiting Mr. Hearon's right to compete with the Company during the term of the employment agreement and for two years after his termination of employment.

         Effective March 3, 1997, the Company entered into a three-year executive employment agreement with Ray C. Davis, the founder of the Company. The agreement was automatically renewable at the end of its initial term for consecutive one-year terms and provided for an annual base salary of $220,000, and incentives (annual and long-term), retirement benefits, welfare benefits, and fringe benefits, which were available to other executive employees of the Company. Mr. Davis received a $50,000 signing bonus from the Company upon execution of his agreement. The agreement also contained provisions for the acceleration of certain compensation due to Mr. Davis in the event of a "change of control" of the Company, as defined in the agreement.

         Effective April 13, 1998, the employment agreement between the Company and Ray C. Davis was terminated and Mr. Davis entered into a new employment agreement with the Company. The agreement had an initial term of five years, and provided for Mr. Davis to (i) receive an annual salary, commencing April 13, 1998, of $150,000 (subject to annual review by the Board of Directors), (ii) receive a warrant to purchase an aggregate of 2,000,000 shares of Class A Common Stock at a price of $1.00 per share and (iii) participate in certain of the Company's other employee benefit plans. The employment agreement provided Mr. Davis devotes approximately one-half of his business time and attention to the business of the Company. All inventions and technological improvements to the Company's software developed by Mr. Davis during the term of the employment agreement became the property of the Company and the Company is not required to compensate Mr. Davis for any such inventions or improvements. The employment agreement also contained covenants limiting Mr. Davis's right to compete with the Company during the term of the employment agreement and for three years after his termination of employment. Effective August 31, 1998, Mr. Davis resigned from the Company, and the Company and Mr. Davis entered into a Settlement Agreement and Mutual Release in Full (the "Davis Settlement"), providing for (i) the termination of Mr. Davis' employment agreement with the Company, (ii) the Company's forgiveness and release of $121,043.14 in indebtedness owed by Mr. Davis to the Company, and (iii) Mr. Davis' release of claims against the Company with respect to his employment agreement. See "--Certain Relationships and Related Transactions."

         Effective July 22, 1998, the Company entered into an employment agreement with Bernard B. Beale pursuant to which Mr. Beale serves as the Executive Vice President of the Company. The agreement has an initial term of four years and can continue for additional one-year periods upon the agreement of Mr. Beale and the Company, and requires Mr. Beale to devote substantially all of his business time, attention and energy exclusively to the business of the Company, and to use his best efforts to promote the success of the Company's business. In exchange, Mr. Beale is entitled to (i) receive an annual salary, commencing July 22, 1998, of $150,000 (subject to annual review by the Board of Directors), (ii) earn an incentive bonus in accordance with the Company's bonus plan to be established for its executives, (iii) receive a signing bonus of $30,000, (iv) an option under the Company's 1997 Plan to purchase 150,000 shares of Class A Common Stock at a price of $0.39 per share which vests immediately when granted and (v) participate in the Company's other employee benefit plans. Mr. Beale's employment agreement is terminable by the Company at any time for "cause," as specified in the agreement, and in certain other events. The employment agreement also contains covenants limiting Mr. Beale's right to compete with the Company during the term of the employment agreement and for two years after his termination of employment.

         Effective July 22, 1998, the Company entered into an employment agreement with Samuel C. Beale pursuant to which Mr. Beale serves as the Vice President, General Counsel and Secretary of the Company. The agreement has an initial term of three years and can continue for additional one-year periods upon the agreement of Mr. Beale and the Company, and requires Mr. Beale to devote substantially all of his business time, attention and energy exclusively to the business of the Company, and to use his best efforts to promote the success of the Company's business. In exchange, Mr. Beale is entitled to (i) receive an annual salary, commencing July 22, 1998, of $108,000 (subject to annual review by the Board of Directors), (ii) earn an incentive bonus in accordance with the Company's bonus plan to be established for its executives, (iii) receive a signing bonus of $30,000, (iv) an option under the Company's 1997 Plan to purchase 100,000 shares of Class A Common Stock at a price of $0.39 per share which vests immediately when granted and
(v) participate in the Company's other employee benefit plans. Mr. Beale's employment agreement is terminable by the Company at any time for "cause," as specified in the agreement, and in certain other events. The employment agreement also contains covenants limiting Mr. Beale's right to compete with the Company during the term of the employment agreement and for two years after his termination of employment.

         Effective August 26, 1998, the Company entered into an employment agreement with R. Greg Smith pursuant to which Mr. Smith serves as the Vice President Finance and Chief Financial Officer of the Company. The agreement has an initial term of three years and can continue for additional one-year periods upon the agreement of Mr. Smith and the Company, and requires Mr. Smith to devote substantially all of his business time, attention and energy exclusively to the business of the Company, and to use his best efforts to promote the success of the Company's business. In exchange, Mr. Smith is entitled to (i) receive an annual salary, commencing August 26, 1998, of $125,000 (subject to annual review by the Board of Directors), (ii) earn an incentive bonus in accordance with the Company's bonus plan to be established for its executives, (iii) receive a signing bonus of $30,000, (iv) an option under the Company's 1997 Plan to purchase 100,000 shares of Class A Common Stock at a price of $0.39 per share which vests ratably over a three-year period and (v) participate in the Company's other employee benefit plans. Mr. Smith's employment agreement is terminable by the Company at any time for "cause," as specified in the agreement, and in certain other events. The employment agreement also contains covenants limiting Mr. Smith's right to compete with the Company during the term of the employment agreement and for two years after his termination of employment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         RAY C. DAVIS. In May and August of 1995, the Company issued an aggregate of 10,000,000 shares of Class A Common Stock (after giving effect to a nine for one share dividend) to the Davis Family Partnership, Ltd., the Charles C. Davis Trust, the Nicholas M. Davis Trust and the Rachel I. Davis Trust (collectively, the "Davis Interests") for services rendered by Ray C. Davis in connection with the organization of the Company. The Company valued such services at $1,000.

         In August 1996, the Company purchased 277,000 shares of Class A Common Stock from the Davis Family Partnership, Ltd. for $277,000. The purchase price of $1.00 per share of Class A Common Stock was deemed by Mr. Davis, the then sole director of the Company, to be equal to the fair market value of the shares purchased based upon sales of shares of Class A Common Stock by the Company to private investors, at or near the time of the purchase of shares from the Davis Family Partnership, Ltd. A majority of the proceeds from the sale of shares of Class A Common Stock to the Company was used by Mr. Davis to repay certain loans and advances made to him by the Company during prior periods.

         Effective March 3, 1997, Mr. Davis assigned to the Company all right, title and interest to all "intellectual property" which Mr. Davis owned. In exchange for such assignment, the Company paid Mr. Davis $250,000. The Assignment of Intellectual Property executed by Mr. Davis in favor of the Company defines "intellectual property" to include (i) all patents, patent applications, patent disclosures and related documents, (ii) all trademarks, service marks, trade dress logos and trade names, (iii) all copyrights and registrations and applications for registration thereof, (iv) all mask works and registrations and applications for registrations, (v) all computer software, data and documentation, (vi) all trade secrets and confidential business information, know-how, and related business information, (vii) all proprietary rights relating to any of the foregoing items and (viii) all copies and tangible embodiments of any of the foregoing.

         In April 1998, the Company transferred certain property having a net book value of $67,283 to Mr. Davis and recorded such transfers as compensation. This amount is in addition to compensation paid to Mr. Davis under his employment agreements. See Note 5 of the Notes to Consolidated Financial Statements.

         Effective August 31, 1998, Mr. Davis resigned as a director, officer and employee of the Company and the Company and Mr. Davis entered into the Davis Settlement providing for (i) the termination of Mr. Davis' employment agreement with the Company, (ii) the Company's forgiveness and release of claims of

$121,043 in indebtedness owed by Mr. Davis to the Company, and (iii) Mr. Davis' release of claims against the Company with respect to his employment agreement.

         KEITH SHAFFNER. In November 1996, the Company issued warrants to purchase an aggregate of 738,000 shares of Class A Common Stock at an exercise price of $1.00 per share to various persons for assistance in the organization and formation of sixteen limited liability companies. Among the persons receiving such warrants was Keith Shaffner, formerly a Vice President of the Company. Mr. Shaffner received a warrant to purchase 145,500 shares of Class A Common Stock in this transaction, the value of which was $37,830. Also in 1996, the Company paid Mr. Shaffner an aggregate of $111,315 for services rendered. On November 14, 1997, the Company entered into a Settlement Agreement and Mutual Release with Mr. Shaffner for services rendered by him during 1996 and 1997. In exchange for a complete release of all claims by Mr. Shaffner and his affiliate, CyFax, Inc. ("CyFax"), against the Company, the Company issued to Mr. Shaffner: (i) a warrant to purchase 1,150,000 shares of Class B Common Stock at a price of $1.00 per share, exercisable on or before August 30, 1999 (which the Company extended until November 4, 2001), valued at $184,000 at the time of issuance, (ii) a warrant to purchase 1,050,000 shares of Class B Common Stock at a price of $1.00 per share, exercisable on or before February 28, 2000 (which the Company extended until November 4, 2001), valued at $178,500 at the time of issuance, (iii) 500,000 shares of Class A Common Stock, valued at $500,000 at the time of issuance, and (iv) $51,000 in cash. The extension of these warrants required the Company to recognize a non-cash charge of approximately $1,344,000 during the third quarter of 1999. See Note 5 of the Notes to Consolidated Financial Statements. In addition, the Company issued 200,000 shares of Class A Common Stock, valued at $78,000, to CyFax for the termination of an exclusive agent management agreement with the Company. The Company also paid Mr. Shaffner, individually, $91,636, and CyFax an aggregate of $893,527 for services rendered in 1997.

         CYNET HOLDINGS, LLC. From February 1998 through July 1998, Cynet Holdings purchased an aggregate of 9,473,000 shares of Class A Common Stock from the Davis Interests for an aggregate amount of $1,250,000. The funds utilized by Cynet Holdings to purchase such shares were generated from Cynet Holdings' equity capital. Vincent W. Beale, Sr. is the President and majority owner of Cynet Holdings. In July 1998 the Company entered into a Subscription Agreement with Cynet Holdings, pursuant to which Cynet Holdings committed to purchase up to 10,000,000 shares of Class A Common Stock of the Company for $1.00 per share prior to December 31, 1998. In August 1999 the Subscription Agreement was amended to (i) extend the duration of the Subscription Agreement to December 31, 1999 and (ii) permit the issuance of Class B Common Stock to the extent that no authorized Class A Common Stock is available. In January 2000 the Subscription Agreement was amended to extend the duration of the agreement to June 30, 2000 and increase the purchase price per share payable by Cynet Holdings from $1.00 to $1.51 per share. As of March 15, 2000, the Company issued an aggregate of 5,225,472 shares of Class A Common Stock to Cynet Holdings pursuant to the Holdings Subscription Agreement in exchange for
(i) $4,106,000 in cash contributions, and (ii) the conversion of $1,119,472 in short-term unsecured borrowings that were converted into shares of Class A Common Stock at a price of $1.00 per share. In 1998, 250,000 shares of Class A Common Stock purchased by Cynet Holdings were pledged to an unaffiliated financial institution and subsequently foreclosed upon. Also pursuant to the Holdings Subscription Agreement, the Company (i) issued a five-year warrant entitling Cynet Holdings to purchase an aggregate of 4,800,000 shares of Class A Common Stock at a price of $1.00 per share and (ii) entered into a registration rights agreement granting Cynet Holdings certain registration rights covering the Company's securities held by Cynet Holdings. Cynet Holdings also entered into an Underwriting Agreement with the Company pursuant to which Cynet Holdings purchased 584,825 shares of Class A Common Stock for $1.37 per share as a rescission underwriter in the Rescission Offer.

         In July 1999, the Company entered into a Purchase and Sale Agreement with Cynet Holdings (the "CYNET Interactive Agreement"), pursuant to which Cynet Holdings transferred all of the outstanding membership interests of CYNET Interactive to the Company, resulting in CYNET Interactive becoming a wholly-owned subsidiary of the Company. In consideration for this transfer, the Company forgave a $118,936 account receivable due from CYNET Interactive.

         During 1999, Cynet Holdings provided the Company short-term financing of an aggregate of $1,119,472 for working capital and other corporate purposes. These borrowings were unsecured, non-interest bearing and due on demand by Cynet Holdings. On December 31, 1999, in accordance with the Holdings Subscription Agreement, the Company issued 1,119,472 shares of Class A Common Stock to Cynet Holdings in exchange for the cancellation of these obligations to Cynet Holdings.

         In January 2000, Cynet Holdings provided the Company additional short-term financing of $500,000 for working capital and other corporate purposes. These borrowings were unsecured, non-interest bearing and due on demand by Cynet Holdings. In February 2000, the Company repaid the short-term financing and provided Cynet Holdings a short-term advance of $80,000 for working capital. This advance is unsecured, bears interest at a rate of 6% per annum and is due on demand by the Company. Cynet Holdings has advised the Company that it expects the advance will be repaid on or before June 30, 2000.

         On March 1, 2000, Cynet Holdings assigned to the Company its sales and marketing rights with respect to the Cell Phone/Modem under an agreement executed between Cynet Holdings and Teliran Electronics, Ltd. (the "Teliran Agreement"). Cynet Holdings assigned such rights to the Company for an initial term of one year in consideration for, among other things, the Company's agreement to satisfy the minimum sales requirements applicable to the Cell Phone/Modem units as provided in the Teliran Agreement. This assignment is renewable for additional one-year periods subject to the Company's meeting such minimum sales requirements.

         CYNET INTERACTIVE. On July 31, 1999, the Company acquired from Cynet Holdings all of the outstanding membership interests of CYNET Interactive, LLC, a wholly-owned subsidiary of Cynet Holdings, pursuant to the terms of a Purchase and Sale Agreement (the "CYNET Interactive Agreement") between the Company and Cynet Holdings. CYNET Interactive, LLC is a Houston, Texas-based Internet content provider, whose services include graphic and copy design, application development and web hosting services. Pursuant to the CYNET Interactive Agreement, the Company acquired all of the membership interests of CYNET Interactive from Cynet Holdings in exchange for the Company's forgiveness of a $118,936 account receivable due from CYNET Interactive. As a result of the acquisition of CYNET Interactive, CYNET Interactive became a wholly-owned subsidiary of the Company. The acquisition of CYNET Interactive was approved by the disinterested members of the Company's Board of Directors.

         HOUSTON ECONOMIC OPPORTUNITY FUND, L.P. In September 1999, the Company entered into a Consulting Agreement (the "Enron Advisory Agreement") with Houston Economic Opportunity Fund, L.P. ("HEOF"), an investor in the funding of its registered rescission offer and an affiliate of Enron Corporation, pursuant to which HEOF agreed to provide certain business advisory services to the Company. Pursuant to the Enron Advisory Agreement, the Company issued a warrant entitling HEOF to purchase up to 413,600 shares of Class A Common Stock at a purchase price of $2.00 per share upon the completion of the Rescission Financing. The warrant is exercisable, in whole or in part, at any time during the three-year period beginning on September 30, 1999. In December 1999, HEOF acquired 1,766,423 shares of Class A Common Stock for a purchase price of $1.37 per share as part of the financing of the Company's registered rescission offer. On February 4, 2000, the Company also completed a private placement (the "HEOF Financing") of its securities to HEOF, pursuant to which HEOF (i) invested $1,600,000 in the Company in exchange for 1,600,000 shares of the Company's newly-issued Series C Redeemable Callable Preferred Stock, no par value, and (ii) exchanged 1,766,423 shares of Common Stock owned by HEOF for 1,766,423 shares of the Company's newly-issued Series D Redeemable Convertible Preferred Stock, no par value. The HEOF Financing was completed pursuant to a Stock Purchase Agreement dated as of January 31, 2000 by and between the Company and HEOF.

         EXECUTIVE EMPLOYMENT AGREEMENTS. In 1998 the Company entered into employment agreements with each of Vincent W. Beale, Sr., Bernard B. Beale, David P. Hearon, Jr., Samuel C. Beale and R. Greg Smith. See "Executive Compensation-- Employment Agreements."

         Future transactions with directors, officers, employees or affiliates of the Company are anticipated to be minimal and will be made or entered into on terms that are no less favorable to the Company than those that could be obtained from an unaffiliated third party. Any such transactions will be approved in advance by a majority of the disinterested members of the Board of Directors.

                                  OTHER MATTERS

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors, executive officers and persons who own more than ten percent of a registered class of the Company's voting equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Class A Common Stock and other equity securities of the Company. Officers, directors, and greater than ten-percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely upon a review of the copies of such reports furnished to the Company, we believe there was compliance for the fiscal year ended December 31, 1999 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners.

SHAREHOLDER PROPOSAL INFORMATION

         If you want to present a proposal from the floor at the 2001 Annual Meeting, you must give us written notice of your proposal no later than December 31, 2000. If the date of the 2001 Annual Meeting is more than 30 calendar days before or after the date of the 2000 Annual Meeting, your written notice will be timely if we receive it by the close of business on the tenth day following the date that we publicly announce the date of the 2001 Annual Meeting. Your notice should be sent to our Secretary at 12777 Jones Road, Suite 400, Houston, Texas 77070.

         If instead of presenting your proposal at the meeting you want your proposal to be considered for inclusion in next year's proxy statement, you must submit the proposal in writing to the Secretary so that it is received at the above address by December 15, 2000.

MISCELLANEOUS MATTERS

         We have included a copy of our annual report on Form 10-KSB, covering the fiscal year ended December 31, 1999, which has been filed with the SEC. We will bear the cost of soliciting proxies in the accompanying form, including the reimbursement of banks, brokers, and other custodians, nominees, and fiduciaries for expenses in forwarding solicitation materials to the beneficial owners of our stock. In addition to solicitations by mail, a number of our regular employees may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone.


                                            By Order of the Board of Directors



                                            /s/ Samuel C. Beale
                                            -----------------------------------
                                            Samuel C. Beale
                                            VICE PRESIDENT, GENERAL COUNSEL AND
                                            SECRETARY
Houston, Texas
June 9, 2000

                                                                     Appendix A



                                    AMENDMENT

                                 TO CYNET, INC.

                            1997 STOCK OPTION PLAN



         WHEREAS, the CYNET, Inc. 1997 Stock Option Plan (the "Plan") was adopted by the Board of Directors of CYNET, Inc. and approved by the shareholders, on October 20, 1997, and as amended and restated on July 31, 1999;

         WHEREAS, the Board of Directors of CYNET, Inc. on May 23, 2000, adopted a resolution amending the Plan to increase the maximum number of shares of Class A Common Stock, without par value per share, which are authorized for issuance under the Plan from 2,000,000 shares to 5,000,000 shares;

         WHEREAS, under Section 8 of the Plan the Board of Directors has the authority to amend the Plan, subject to the approval of the shareholders, in order to increase the aggregate number of shares of Class A Common Stock, without par value per share, which may be purchased under stock options granted under the Plan;

         NOW, THEREFORE, pursuant to a resolution adopted by the Board of Directors and subject to shareholder approval, the Plan is hereby amended as follows, effective _________, 2000:


         NEW FIRST SENTENCE

                  The first sentence of Section 4 of the Plan is amended to read as follows in its entirety:

                  "The aggregate number of shares of the Company's Class A Common Stock, no par value ("Common Stock"), which may be issued upon the exercise of Options granted under the Plan shall not exceed 5,000,000, subject to adjustment under the provisions of
         Section 7 of this Article I."

                                                                     APPENDIX B



                          AGREEMENT AND PLAN OF MERGER

                                       OF

                        CYNET, INC., A TEXAS CORPORATION

                                       AND

                       CYNET, INC., A DELAWARE CORPORATION



         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of ___________, 2000, made and entered into by and between CYNET, Inc., a Texas corporation ("CYNET"), and CYNET, Inc., a Delaware corporation
("CYNET-Delaware"), which corporations are sometimes referred to herein as the "Constituent Corporations."


                              W I T N E S S E T H:


         WHEREAS, CYNET is a corporation organized and existing under the laws of the State of Texas, having been incorporated on April 19, 1995; and

         WHEREAS, CYNET-Delaware is a wholly-owned subsidiary corporation of CYNET, having been incorporated on [INSERT DATE OF INCORPORATION]; and

         WHEREAS, the respective Boards of Directors of CYNET and CYNET-Delaware have determined that it is desirable to merge CYNET into CYNET-Delaware (the "Merger"); and

         WHEREAS, the parties intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that CYNET shall be merged into CYNET-Delaware upon the terms and conditions set forth below.


                                    ARTICLE I
                                     MERGER

         On the effective date of the Merger (the "Effective Date"), as provided herein, CYNET shall be merged into CYNET-Delaware, the separate existence of CYNET shall cease and CYNET-

Delaware (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name of CYNET, Inc. by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be Corporation Trust Center, 1209 Orange Street, in the County of New Castle, in the City of Wilmington, Delaware 19801.


                                   ARTICLE II
              CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION

        The name of the Surviving Corporation shall be "CYNET, Inc." The Certificate of Incorporation of the Surviving Corporation as in effect on the date hereof shall be the Certificate of Incorporation of CYNET-Delaware (the "Delaware Charter") without change, unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.


                                   ARTICLE III
                       BYLAWS OF THE SURVIVING CORPORATION

         The Bylaws of the Surviving Corporation as in effect on the date hereof shall be the Bylaws of CYNET-Delaware (the "Delaware Bylaws") without change, unless and until amended in accordance with applicable law.


                                   ARTICLE IV
              EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS

         4.1. On the Effective Date, each outstanding share of Class A and Class B Common Stock of CYNET, each class being without par value per share (collectively, the "Common Stock"), other than the shares, if any, for which appraisal rights shall be perfected under Articles 5.12 and 5.13 of the Texas Business Corporation Act ("TBCA"), shall be converted into one share of Class A Common Stock, $.001 par value per share, of CYNET-Delaware, and one share of Class B Common Stock, $.001 par value per share, of CYNET-Delaware, respectively (collectively, such shares of Class A and Class B Common Stock of CYNET-Delaware being the "Delaware Common Stock"), and each outstanding share of Delaware Common Stock held by CYNET shall be retired and canceled. The shares of Delaware Common Stock shall be identical to the shares of Common Stock in all other aspects. In addition, on the Effective Date, each outstanding share of each series of CYNET'S Preferred Stock, without par value per share (collectively, the "Preferred Stock"), other than the shares, if any, for which appraisal rights shall be perfected under Articles 5.12 and
5.13 of the TBCA, shall be converted into one share of the corresponding series of CYNET-Delaware's Preferred Stock, $.001 par value per share, respectively (collectively, such shares of such series of Preferred Stock of CYNET-Delaware being the "Delaware Preferred Stock"). The shares of Delaware Preferred Stock shall be identical to the shares of Preferred Stock in all other aspects. The powers, designations, preferences, and rights of the Delaware Preferred Stock are described in more detail in the Certificates of Designation, attached hereto as Exhibit A.

         4.2. All options and rights to acquire the Common Stock under the CYNET, Inc. 1997 Restated Stock Option Plan, and under all other outstanding options, warrants or rights outstanding on the Effective Date will automatically be converted into equivalent options and rights to purchase the same number of shares of Delaware Common Stock.

         4.3. After the Effective Date, (i) certificates representing shares of the Common Stock will represent shares of Delaware Common Stock, and (ii) certificates representing shares of the Preferred Stock will represent shares of Delaware Preferred Stock, and upon surrender of the same to the transfer agent for CYNET-Delaware, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Delaware Common Stock or Delaware Preferred Stock into which such shares of Common Stock or Preferred Stock shall have been converted pursuant to Article 4.1 of this Agreement.


                                    ARTICLE V
                         CORPORATE EXISTENCE, POWERS AND
                    LIABILITIES OF THE SURVIVING CORPORATION

         5.1. On the Effective Date, the separate existence of CYNET shall cease. CYNET shall be merged with and into CYNET-Delaware, the Surviving Corporation, in accordance with the provisions of this Agreement. Thereafter, CYNET-Delaware shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; all singular rights, privileges, powers and franchises of CYNET and CYNET-Delaware, and all property, real, personal and mixed and all debts due to each of them on whatever account, shall be vested in CYNET-Delaware; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of CYNET-Delaware, the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise, vested in CYNET and CYNET-Delaware, or either of them, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon the property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of CYNET, shall thenceforth attach to CYNET-Delaware, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

         5.2. CYNET agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of CYNET and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE VI
                 OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

         6.1. Upon the Effective Date, the officers and directors of CYNET shall become the officers and directors of CYNET-Delaware, and such persons shall hold office in accordance with the Delaware Bylaws until their respective successors shall have been appointed or elected.

         6.2. If upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy shall be filled in the manner provided by the Delaware Bylaws.


                                   ARTICLE VII
                                DISSENTING SHARES

         Holders of shares of Common Stock who have complied with all requirements for perfecting their rights of appraisal set forth in Articles
5.12 and 5.13 of the TBCA shall be entitled to their rights under Texas law.


                                  ARTICLE VIII
                    APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE,
                   CONDUCT OF BUSINESS PRIOR TO EFFECTIVE DATE

         8.1. Promptly after the approval of this Agreement by the requisite number of shareholders of CYNET, the respective Boards of Directors of CYNET and CYNET-Delaware will cause their duly authorized officers to make and execute Articles of Merger and a Certificate of Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Secretaries of State of Texas and Delaware, respectively, in accordance with the TBCA and the Delaware General Corporation Law (the "DGCL"). The Effective Date shall be the date on which the Merger becomes effective under the TBCA or the date on which the Merger becomes effective under the DGCL, whichever occurs later.

         8.2. The Boards of Directors of CYNET and CYNET-Delaware may amend this Agreement and the Delaware Charter at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of CYNET may not (i) change the assessment or type of shares to be received in exchange for or on conversion of the shares of the Common Stock; or (ii) change any term of the terms and conditions of this Agreement if such change would adversely affect the holders of the Common Stock.


                                   ARTICLE IX
                              TERMINATION OF MERGER

         This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of CYNET and CYNET-Delaware.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.1. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         10.2. EXPENSES. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, CYNET shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

         10.3. AGREEMENT. An executed copy of this Merger Agreement will be on file at the principal place of business of the Surviving Corporation at 12777 Jones Road, Suite 400, Houston, Texas 77070, and, upon request and without cost, a copy thereof will be furnished to any shareholder.

         10.4. COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Presidents and Secretaries, all as of the day and year first above written.

                                      CYNET, INC.,
                                      a Texas corporation


                                      By:
                                            ----------------------------------
                                            Vincent W. Beale, Sr., President
                                            and Chief Executive Officer
ATTEST:



-------------------------------
Samuel C. Beale, Secretary





                                      CYNET, INC.,
                                      a Delaware corporation


                                      By:
                                            ----------------------------------
                                            Vincent W. Beale, Sr., President
                                            and Chief Executive Officer

ATTEST:



-------------------------------
Samuel C. Beale, Secretary

                                                                     Appendix C




                          CERTIFICATE OF INCORPORATION

                                       OF

                                   CYNET, INC.




                                   ARTICLE ONE

         The name of the corporation (the "Corporation") is CYNET, Inc.

                                   ARTICLE TWO

         The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                  ARTICLE THREE

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

                                  ARTICLE FOUR

         The total number of shares of all classes of stock which the Corporation shall have authority to issue is 130,000,000 shares which shall be divided into (a) 10,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"), and (b) 120,000,000 shares of common stock, $.001 par value per share (the "Common Stock"), of which 100,000,000 shares have been designated as Class A Common Stock and 20,000,000 shares have been designated as Class B Common Stock.

         No shareholder shall have any preemptive right to acquire any additional unissued or treasury shares of the Corporation of any class now or hereafter authorized or held.

         A statement of the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of stock of the Corporation is as follows:

A.       PREFERRED STOCK

         The Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more classes or series. Subject to the provisions of this Certificate of Incorporation and the limitations prescribed by law, the Board of Directors is expressly authorized by adopting resolutions to issue the shares, fix the number of shares and change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (and whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), a redemption price or prices, conversion rights and liquidation preferences of the shares constituting any class or series of the Preferred Stock, without any further action or vote by the stockholders.

B.       COMMON STOCK

         1.       DIVIDENDS.

         Subject to the preferred rights of the holders of shares of any class or series of Preferred Stock as provided by the Board of Directors with respect to any such class or series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, as and when declared by the Board of Directors out of the funds of the Corporation legally available therefor, such dividends of the funds of the Corporation legally available therefor, such dividends (payable in cash, stock or otherwise) as the Board of Directors may from time to time determine, payable to stockholders of record on such dates, not exceeding 60 days preceding the dividend payment dates, as shall be fixed for such purpose by the Board of Directors in advance of payment of each particular dividend.

         2.       LIQUIDATION.

         In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the distribution or payment to the holders of shares of any class or series of Preferred Stock as provided by the Board of Directors with respect to any such class or series of Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among and paid to the holders of Common Stock ratably in proportion to the number of shares of Common Stock held by them respectively.

         3.       VOTING RIGHTS.

         Except as otherwise required by law, (i) each holder of shares of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock standing in such holder's name on the books of the Corporation, and (ii) each holder of shares of Class B Common Stock shall have no voting rights. In the election of directors, votes may not be cumulated.

                                  ARTICLE FIVE

A.       BOARD OF DIRECTORS.

         All powers of the Corporation shall be vested in and exercised by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

         For the management of the business and for the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the power of the Corporation and of its directors and stockholders, it is further provided:

         Section 1. ELECTION OF DIRECTORS. Elections of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

         Section 2. NUMBER, ELECTION AND TERMS OF DIRECTORS. The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office. The directors shall be classified, with respect to the time for which they severally hold office, into three classes, each as nearly equal in number as possible, as shall be provided in the manner specified in the Bylaws, one class (Class I) to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2001, another class (Class II) to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2002, and another class (Class III) to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2003, with the members of each class to hold office until their successors are duly elected and qualified or until their earlier resignation or removal. At each annual meeting of the stockholders of the Corporation, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election. At each annual meeting of stockholders at which a quorum is present, the persons receiving a plurality of the votes cast shall be directors.

B.       VACANCIES.

         Any vacancy on the Board of Directors resulting from death, retirement, resignation, disqualification or removal from office or other cause, as well as any vacancy resulting from an increase in the number of directors which occurs between annual meetings of the stockholders at which directors are elected, shall be filled only by a two-thirds vote of the remaining directors then in office, though less than a quorum, except that those vacancies resulting from removal from office by a vote of the stockholders may be filled by a vote of the stockholders at the same meeting at which such removal occurs. The directors chosen to fill vacancies shall hold office for a term expiring at the end of the next annual meeting of stockholders at which the term to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         Notwithstanding the foregoing, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately, as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE FOUR applicable thereto, and each director so elected shall not be subject to the provisions of this ARTICLE FIVE unless otherwise provided therein.

C.       POWER TO MAKE, ALTER AND REPEAL BYLAWS.

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend and repeal the Bylaws of the Corporation subject to the power of the stockholders of the Corporation to adopt, amend and repeal any Bylaw whether adopted by them or otherwise.

D.       AMENDMENT AND REPEAL OF ARTICLE FIVE.

         Notwithstanding any provision of this Certificate of Incorporation and of the Bylaws, and notwithstanding the fact that a lesser percentage may be specified by Delaware law, unless such action has been approved by a majority vote of the full Board of Directors, the affirmative vote of the majority of the votes which all stockholders of the then outstanding shares of capital stock of the Corporation would be entitled to cast thereon, voting together as a single class, shall be required to amend or repeal any provisions of this ARTICLE FIVE or to adopt any provision inconsistent with this ARTICLE FIVE. In the event such action has been previously approved by a majority vote of the full Board of Directors, the affirmative vote of a majority of the outstanding stock entitled to vote thereon shall be sufficient to amend or repeal any provision of this ARTICLE FIVE or adopt any provision inconsistent with this ARTICLE FIVE. However, the provisions providing for and relating to the classified Board of Directors may only be amended by a two-thirds vote which all stockholders of the then outstanding shares of capital stock of the Corporation would be entitled to cast thereon, voting together as a single class.

                                   ARTICLE SIX

         The Corporation reserves the right to amend, alter, change or repeal any provision in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute.

                                  ARTICLE SEVEN

         No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.

                                  ARTICLE EIGHT

         The Corporation shall, to the fullest extent permitted by Section 145 of the DGCL, as the same may be amended and supplemented, indemnify each director and officer of the Corporation from and against any and all of the expenses, liabilities or other matters referred to in or covered by such section and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders, vote of disinterested directors or otherwise, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such persons and the Corporation may purchase and maintain insurance on behalf of any director or officer to the extent permitted by Section 145 of the DGCL.

                                  ARTICLE NINE

         Special Meetings of the Corporation's stockholders may be called by the President, the Board of Directors, or such other person or persons as may be authorized in the Bylaws, and the holders of at least 40% of the issued and outstanding shares of the Corporation's capital stock entitled to vote on the matters for which such meetings are proposed to be called.

                                   ARTICLE TEN

         The incorporator of the corporation is Faisal H. Kajani whose mailing address is 1200 Smith Street, Suite 1400, Houston, Texas 77002.

         The undersigned incorporator of the corporation hereby acknowledges that the foregoing certificate of incorporation is his act and deed on this _______ day of _______________, 2000.





                                              ---------------------------------
                                              Faisal H. Kajani

                                                                     Appendix D





                                     BYLAWS


                                       OF


                                   CYNET, INC.

                                TABLE OF CONTENTS


                                                                                                            PAGE
                                                                                                            ----
ARTICLE 1.

    OFFICES...................................................................................................1
    Section 1.1   PRINCIPAL OFFICES...........................................................................1
    Section 1.2   REGISTERED OFFICES..........................................................................1
    Section 1.3   OTHER OFFICES...............................................................................1

ARTICLE 2.

    STOCKHOLDERS' MEETINGS....................................................................................1
    Section 2.1   ANNUAL MEETING..............................................................................1
    Section 2.2   SPECIAL MEETINGS............................................................................1
    Section 2.3   NOTICES OF MEETINGS AND ADJOURNED MEETINGS..................................................2
    Section 2.4   VOTING LISTS................................................................................2
    Section 2.5   QUORUM......................................................................................2
    Section 2.6   ORGANIZATION................................................................................3
    Section 2.7   VOTING......................................................................................3
    Section 2.8   STOCKHOLDERS ENTITLED TO VOTE...............................................................3
    Section 2.9   ORDER OF BUSINESS...........................................................................4
    Section 2.10  AUTHORIZATION OF PROXIES....................................................................4
    Section 2.11  INSPECTORS AND VOTING PROCEDURES............................................................4

ARTICLE 3.

    DIRECTORS.................................................................................................5
    Section 3.1   MANAGEMENT..................................................................................5
    Section 3.2   NUMBER AND TERM.............................................................................5
    Section 3.3   QUORUM AND MANNER OF ACTION.................................................................6
    Section 3.4   VACANCIES...................................................................................6
    Section 3.5   RESIGNATIONS................................................................................6
    Section 3.6   REMOVALS....................................................................................6
    Section 3.7   ANNUAL MEETINGS.............................................................................7
    Section 3.8   REGULAR MEETINGS............................................................................7
    Section 3.9   SPECIAL MEETINGS............................................................................7
    Section 3.10  ORGANIZATION OF MEETINGS....................................................................7
    Section 3.11  PLACE OF MEETINGS...........................................................................7
    Section 3.12  COMPENSATION OF DIRECTORS...................................................................8
    Section 3.13  ACTION BY UNANIMOUS WRITTEN CONSENT.........................................................8
    Section 3.14  PARTICIPATION IN MEETINGS BY TELEPHONE......................................................8


ARTICLE 4.

    COMMITTEES OF THE BOARD...................................................................................8
    Section 4.1   MEMBERSHIP AND AUTHORITIES..................................................................8
    Section 4.2   MINUTES.....................................................................................9
    Section 4.3   VACANCIES...................................................................................9
    Section 4.4   TELEPHONE MEETINGS..........................................................................9
    Section 4.5   ACTION WITHOUT MEETING......................................................................9

SECTION 5.

    OFFICERS..................................................................................................9
    Section 5.1   NUMBER AND TITLE............................................................................9
    Section 5.2   TERM OF OFFICE; VACANCIES..................................................................10
    Section 5.3   REMOVAL OF ELECTED OFFICERS................................................................10
    Section 5.4   RESIGNATIONS...............................................................................10
    Section 5.5   THE CHAIRMAN OF THE BOARD..................................................................10
    Section 5.6   CHIEF EXECUTIVE OFFICER....................................................................10
    Section 5.7   PRESIDENT..................................................................................11
    Section 5.8   VICE PRESIDENTS............................................................................11
    Section 5.9   SECRETARY..................................................................................11
    Section 5.10  ASSISTANT SECRETARIES......................................................................11
    Section 5.11  TREASURER..................................................................................11
    Section 5.12  ASSISTANT TREASURERS.......................................................................12
    Section 5.13  SUBORDINATE OFFICERS.......................................................................12
    Section 5.14  SALARIES AND COMPENSATION..................................................................12

ARTICLE 6.

    INDEMNIFICATION..........................................................................................12
    Section 6.1   INDEMNIFICATION OF DIRECTORS AND OFFICERS..................................................12

ARTICLE 7.

    CAPITAL STOCK............................................................................................13
    Section 7.1   CERTIFICATES OF STOCK......................................................................13
    Section 7.2   LOST CERTIFICATES..........................................................................13
    Section 7.3   FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD FOR CERTAIN PURPOSES...............13
    Section 7.4.  DIVIDENDS. ................................................................................14
    Section 7.5.  REGISTERED STOCKHOLDERS....................................................................14
    Section 7.6.  TRANSFER OF STOCK. ........................................................................14

ARTICLE 8.

    MISCELLANEOUS PROVISIONS.................................................................................14
    Section 8.1.  CORPORATE SEAL. ...........................................................................14


    Section 8.2.  FISCAL YEAR................................................................................14
    Section 8.3.  CHECKS, DRAFTS, NOTES. ....................................................................15
    Section 8.4.  NOTICE AND WAIVER OF NOTICE................................................................15
    Section 8.5.  EXAMINATION OF BOOKS AND RECORDS...........................................................15

ARTICLE 9.

    AMENDMENTS...............................................................................................16
    Section 9.1.  AMENDMENTS. ...............................................................................16


                                     BYLAWS

                                       OF

                                   CYNET, INC.



                                   ARTICLE 1.

                                     OFFICES


         Section 1.1       PRINCIPAL OFFICES.

         The principal office of the Corporation shall be in the City of Houston, Texas.

         Section 1.2       REGISTERED OFFICES.

         The registered office of the Corporation required to be maintained in the State of Delaware by the General Corporation Laws of the State of Delaware may be, but need not be, identical with the Corporation's principal office, and the location of the registered office may be changed from time to time by the Board of Directors.

         Section 1.3       OTHER OFFICES.

         The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE 2.

                             STOCKHOLDERS' MEETINGS

         Section 2.1       ANNUAL MEETING.

         The annual meeting of the holders of shares of each class or series of stock as are entitled to notice thereof and to vote thereat pursuant to applicable law and the Corporation's Certificate of Incorporation for the purpose of electing directors and transacting such other proper business as may come before it shall be held in May of each year, at such time, on such day and at such place, within or without the State of Delaware, as may be designated by the Board of Directors.

         Section 2.2       SPECIAL MEETINGS.

         In addition to such special meetings as are provided by law or the Corporation's Certificate of Incorporation, special meetings of the holders of any class or series or of all classes or series of the Corporation's stock for any purpose or purposes, may be called at any time by the President or the Board of Directors of the Corporation or the holders of at least 40% of the issued and outstanding shares of the Corporation's capital stock entitled to vote on the matters that are the subject of the proposed special meeting, and may be held on such day, at such time and at such place, within or without the State of Delaware, as shall be designated by the President or the Board of Directors of the Corporation.

         Section 2.3       NOTICES OF MEETINGS AND ADJOURNED MEETINGS.

         Except as otherwise provided by law, written notice of any meeting of Stockholders (i) shall be given either by personal delivery or by mail to each Stockholder of record entitled to vote thereat, (ii) shall be in such forms as approved by the Board of Directors, and (iii) shall state the date, place and hour of the meeting, and, in the case of a special meeting, the purpose for which the meeting is called. Unless otherwise provided by law, such written notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting. Except when a Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened, presence in person or by proxy of a Stockholder shall constitute a waiver of notice of such meeting. Further, a written waiver of any notice required by law or by these Bylaws, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Except as otherwise provided by law, the business that may be transacted at any such meeting shall be limited to and consist of the purpose or purposes stated in such notice. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken; PROVIDED, HOWEVER, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

         Section 2.4       VOTING LISTS.

         At least ten (10) days before every meeting of stockholders, the officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of Stockholders entitled to vote at meetings or any adjournments thereof, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, in accordance with applicable law and shall make same available, during ordinary business hours, for a period of at least ten
(10) days prior to and during each Stockholders' meeting for inspection by the Corporation's Stockholders as required by law. The Corporation's original stock transfer books shall be PRIMA FACIE evidence as to who are the Stockholders entitled to examine such list or transfer books or to vote at any meeting of Stockholders.

         Section 2.5       QUORUM.

         Except as otherwise provided by law or by the Corporation's Certificate of Incorporation, the holders of a majority of the Corporation's stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, without regard to class or series, shall constitute a quorum at all meetings of the Stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the Stockholders, the holders of a majority of such shares of stock, present in person or represented by proxy, may adjourn any meeting from time to time without notice other than announcement at the meeting, except as otherwise required by these Bylaws, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called.

         Section 2.6       ORGANIZATION.

         Meetings of the Stockholders shall be presided over by the Chairman of the Board of Directors, if one shall be elected, or in his absence, by the President or by any Vice President, or, in the absence of any such officers, by a chairman to be chosen by a majority of the Stockholders entitled to vote at the meeting who are present in person or by proxy. The Secretary, or, in his absence, any Assistant Secretary or any person appointed by the individual presiding over the meeting, shall act as secretary at meetings of the Stockholders.

         Section 2.7       VOTING.

         Each Stockholder of record, as determined pursuant to SECTION 2.8, who is entitled to vote in accordance with the terms of the Corporation's Certificate of Incorporation and in accordance with the provisions of these Bylaws, shall be entitled to one vote, in person or by proxy, for each share of stock registered in his name on the books of the Corporation. Every Stockholder entitled to vote at any Stockholders' meeting may authorize another person or persons to act for him by proxy pursuant to SECTION 2.11, provided that no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder's attendance at any meeting shall not have the effect of revoking a previously granted proxy unless such Stockholder shall in writing so notify the Secretary of the meeting prior to the voting of the proxy. Unless otherwise provided by law, no vote on the election of directors or any question brought before the meeting need be by ballot unless the chairman of the meeting shall determine that it shall be by ballot or the holders of a majority of the shares of stock present in person or by proxy and entitled to participate in such vote shall so demand. In a vote by ballot, each ballot shall state the number of shares voted and the name of the Stockholder or proxy voting. Except as otherwise provided by law, by the Corporation's Certificate of Incorporation or these Bylaws, all elections of directors and all other matters before the Stockholders shall be decided by the vote of the holders of a majority of the shares of stock present in person or by proxy at the meeting and entitled to vote on the matters to be considered by the Stockholders. In the election of directors, votes may not be cumulated.

         Section 2.8       STOCKHOLDERS ENTITLED TO VOTE.

         The Board of Directors may fix a record date not more than sixty (60) days nor less than ten (10) days prior to the date of any meeting of Stockholders, or, in the case of corporate action by Stockholder written consent, not more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. The record date will determine the Stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof, or to act by written consent, and in such case such Stockholders and only such Stockholders as shall be Stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting and any adjournment thereof, or to act by written consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after such record date fixed as aforesaid.

         Section 2.9       ORDER OF BUSINESS.

         The order of business at all meetings of Stockholders shall be as determined by the chairman of the meeting or as is otherwise determined by the vote of the holders of a majority of the shares of stock present in person or by proxy and entitled to vote without regard to class or series at the meeting.

         Section 2.10      AUTHORIZATION OF PROXIES.

         Without limiting the manner in which a Stockholder may authorize another person or persons to act for him as proxy, the following are valid means of granting such authority. A Stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the Stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A Stockholder may also authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the Stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         Section 2.11      INSPECTORS AND VOTING PROCEDURES.

                (a) The Corporation shall, in advance of any meeting of Stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of Stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

                (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

                (c) The date and time of the opening and closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a Stockholder shall determine otherwise.

                (d) In determining the validity and counting of proxies and ballots, the inspectors may examine and consider such records or factors as allowed by the General Corporation Laws of the State of Delaware.


                                   ARTICLE 3.

                                    DIRECTORS

         Section 3.1       MANAGEMENT.

         The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors.

         Section 3.2       NUMBER AND TERM.

         The number of directors may be fixed from time to time by resolution of the Board of Directors adopted by the affirmative vote of a majority of the members of the entire Board of Directors. The directors shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year. Directors shall be assigned to each class in accordance with a resolution or resolutions of the Board of Directors. The term of office of each director shall expire at the third Annual Meeting after election of the class to which he belongs. Directors need not be Stockholders. No decrease in the number of directors shall have the effect of shortening the term of office of any incumbent director.

         Section 3.3       QUORUM AND MANNER OF ACTION.

         At all meetings of the Board of Directors a majority of the total number of directors holding office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, by the Corporation's Certificate of Incorporation or these Bylaws. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at such adjourned meeting. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section 3.4       VACANCIES.

         Except as otherwise provided by law or the Corporation's Certificate of Incorporation, in the case of any increase in the authorized number of directors or of any vacancy in the Board of Directors, however created, the additional director or directors may be elected, or, as the case may be, the vacancy or vacancies may be filled by a two-thirds vote of the directors remaining on the whole Board of Directors although less than a quorum. In the event one or more directors shall resign, effective at a future date, such vacancy or vacancies shall be filled by a majority of the directors who will remain on the whole Board of Directors, although less than a quorum, or by a sole remaining director. Any director elected or chosen as provided herein shall serve until the sooner of: (i) the unexpired term of the directorship to which he is appointed; (ii) until his successor is elected and qualified; or
(iii) until his earlier resignation or removal.

         Section 3.5       RESIGNATIONS.

         A director may resign at any time upon written notice of resignation to the Corporation. Any resignation shall be effective immediately unless a certain effective date is specified therein, in which event it will be effective upon such date and acceptance of any resignation shall not be necessary to make it effective.

         Section 3.6       REMOVALS.

         Any director or the entire Board of Directors may be removed, with cause, and another person or persons may be elected to serve for the remainder of his or their term by the holders of a majority of the shares of the Corporation entitled to vote in the election of directors. In case any vacancy so created shall not be filled by the Stockholders at such meeting, such vacancy may be filled by the directors as provided in SECTION 3.4.

         Section 3.7       ANNUAL MEETINGS.

         The annual meeting of the Board of Directors shall be held, if a quorum be present, immediately following each annual meeting of the Stockholders at the place such meeting of Stockholders took place, for the purpose of organization and transaction of any other business that might be transacted at a regular meeting thereof, and no notice of such meeting shall be necessary. If a quorum is not present, such annual meeting may be held at any other time or place that may be specified in a notice given in the manner provided in SECTION 3.9 for special meetings of the Board of Directors or in a waiver of notice thereof.

         Section 3.8       REGULAR MEETINGS.

         Regular meetings of the Board of Directors may be held without notice at such places and times as shall be determined from time to time by resolution of the Board of Directors. Except as otherwise provided by law, any business may be transacted at any regular meeting of the Board of Directors.

         Section 3.9       SPECIAL MEETINGS.

         Special meetings of the Board of Directors may be called by the President, or by the Secretary on the written request of one-third (1/3) of the members of the whole Board of Directors stating the purpose or purposes of such meeting. Notices of special meetings, if mailed, shall be mailed to each director not later than two (2) days before the day of the meeting is to be held or if otherwise given in the manner permitted by these Bylaws, not later than the day before such meeting. Neither the business to be transacted at, nor the purpose of, any special meetings need be specified in any notice or written waiver of notice unless so required by the Corporation's Certificate of Incorporation or by these Bylaws. Any and all business may be transacted at a special meeting, unless limited by law, the Corporation's Certificate of Incorporation or by these Bylaws.

         Section 3.10      ORGANIZATION OF MEETINGS.

         At any meeting of the Board of Directors, business shall be transacted in such order and manner as such Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present at any meeting at which there is a quorum, except as otherwise provided by these Bylaws or required by law.

         Section 3.11      PLACE OF MEETINGS.

         The Board of Directors may hold their meetings and have one or more offices, and keep the books of the Corporation, outside the State of Delaware, at any office or offices of the Corporation, or at any other place as they may from time to time by resolution determine.

         Section 3.12      COMPENSATION OF DIRECTORS.

         By resolution of the Board of Directors, the Directors may be paid a fixed honorarium for attendance at each meeting or fees and expenses, if any, of attendance at each meeting or a stated salary for their services as directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending such committee meetings.

         Section 3.13      ACTION BY UNANIMOUS WRITTEN CONSENT.

         Unless otherwise restricted by law, the Corporation's Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors of the committee.

         Section 3.14      PARTICIPATION IN MEETINGS BY TELEPHONE.

         Unless otherwise restricted by the Corporation's Certificate of Incorporation or these Bylaws, members of the Board of Directors or of any committee thereof may participate in a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting in such manner shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened.


                                   ARTICLE 4.

                             COMMITTEES OF THE BOARD

         Section 4.1       MEMBERSHIP AND AUTHORITIES.

         The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one (1) or more Directors to constitute an Executive Committee and such other committees as the Board of Directors may determine, each of which committees to the extent provided in said resolution or resolutions or in these Bylaws, shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation, except in those cases where the authority of the Board of Directors is specifically denied to the Executive Committee or such other committee or committees by law, the Corporation's Certificate of Incorporation or these Bylaws, and may authorize the seal of the Corporation to be affixed to all papers that may require it. The designation of an Executive Committee or other committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

         Section 4.2       MINUTES.

         Each committee designated by the Board of Directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

         Section 4.3       VACANCIES.

         The Board of Directors may designate one (1) or more of its members as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. If no alternate members have been appointed, the committee member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to dissolve, any committee.

         Section 4.4       TELEPHONE MEETINGS.

         Members of any committee designated by the Board of Directors may participate in or hold a meeting by use of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this
SECTION 4.4 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section 4.5       ACTION WITHOUT MEETING.

         Any action required or permitted to be taken at a meeting of any committee designated by the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the committee and filed with the minutes of the committee proceedings. Such consent shall have the same force and effect as a unanimous vote at a meeting.

                                   SECTION 5.

                                    OFFICERS

         Section 5.1       NUMBER AND TITLE.

         The elected officers of the Corporation shall be chosen by the Board of Directors and there shall be a Chief Executive Officer, a President, a Vice President, a Secretary and a Treasurer. The Board of Directors may also choose a Chairman of the Board, who must be a Board member of the Board of Directors, and additional Vice Presidents, Assistant Secretaries and/or Assistant Treasurers. One person may hold any two or more of these offices and any one or more of the Vice Presidents may be designated as an Executive Vice President or Senior Vice President.

         Section 5.2       TERM OF OFFICE; VACANCIES.

         So far as is practicable, all elected officers shall be elected by the Board of Directors at the annual meeting of the Board of Directors each year, and except as otherwise provided in this ARTICLE 5, shall hold office until the next such meeting of the Board of Directors in the subsequent year and until their respective successors are elected and qualified or until their earlier resignation or removal. All appointed officers shall hold office at the pleasure of the Board of Directors. If any vacancy shall occur in any office, the Board of Directors may elect or appoint a successor to fill such vacancy for the remainder of the term.

         Section 5.3       REMOVAL OF ELECTED OFFICERS.

         Any elected officer may be removed at any time, with or without cause, by affirmative vote of a majority of the whole Board of Directors, at any regular meeting or at any special meeting called for such purpose.

         Section 5.4       RESIGNATIONS.

         Any officer may resign at any time upon written notice of resignation to the President, Secretary or Board of Directors of the Corporation. Any resignation shall be effective immediately unless a date certain is specified for it to take effect, in which event it shall be effective upon such date, and acceptance of any resignation shall not be necessary to make it effective, irrespective of whether the resignation is tendered subject to such acceptance.

         Section 5.5       THE CHAIRMAN OF THE BOARD.

         The Chairman of the Board, if one shall be elected, shall preside at all meetings of the Stockholders and Board of Directors. In addition, the Chairman of the Board shall perform whatever duties and shall exercise all powers that are given to him by the Board of Directors.

         Section 5.6       CHIEF EXECUTIVE OFFICER.

         The Chief Executive Officer shall be the most senior executive officer of the Corporation; shall (in the absence of the Chairman of the Board, if one be elected) preside at meetings of the Stockholders and Board of Directors; shall be EX OFFICIO a member of all standing committees; shall have general and active powers to manage the business of the Corporation; shall implement the general directives, plans and policies formulated by the Board of Directors; and shall further have such duties, responsibilities and authorities as may be assigned to him by the Board of Directors. He may sign, with any other proper officer, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts and other documents which the Board of Directors has authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors or these Bylaws, to some other officer or agent of the corporation. In the absence of the Chief Executive Officer, his duties shall be performed and his authority may be exercised by the President of the Corporation.

         Section 5.7       PRESIDENT.

         The President shall, after the Chief Executive Officer, be the most senior executive officer of the corporation and shall, subject to the authority of the Chief Executive Officer, implement the general plans and directives of the Board of Directors and perform such other duties as may be assigned to him by the Board of Directors.

         Section 5.8       VICE PRESIDENTS.

         The several Vice Presidents shall have such powers and duties as may be assigned to them by these Bylaws and as may from time to time be assigned to them by the Board of Directors and may sign, with any other proper officer, certificates for shares of the Corporation.

         Section 5.9       SECRETARY.

         The Secretary, if available, shall attend all meetings of the Board of Directors and all meetings of the Stockholders and record the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for any committee of the Board of Directors as he shall be designated to serve. He shall give, or cause to be given, notice of all meetings of the Stockholders and meetings of the Board of Directors and committees thereof and shall perform such other duties incident to the office of secretary or as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he, or any Assistant Secretary, or any other person whom the Board of Directors may designate, shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by his signature or by the signature of any Assistant Secretary or by the signature of such other person so affixing such seal.

         Section 5.10      ASSISTANT SECRETARIES.

         Each Assistant Secretary shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the Board of Directors, the President or the Secretary. The Assistant Secretary or such other person as may be designated by the President shall exercise the powers of the Secretary during that officer's absence or inability to act.

         Section 5.11      TREASURER.

         The Treasurer shall have the custody of and be responsible for the corporate funds and securities, shall keep full and separate accounts of receipts and disbursements in the books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation and he shall perform all other duties incident to the position of Treasurer, or as may be prescribed by the Board of Directors or the President. If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

         Section 5.12      ASSISTANT TREASURERS.

         Each Assistant Treasurer shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the Board of Directors, the President or the Treasurer. The Assistant Treasurer or such other person designated by the President shall exercise the power of the Treasurer during that officer's absence or inability to act.

         Section 5.13      SUBORDINATE OFFICERS.

         The Board of Directors may (i) appoint such other subordinate officers and agents as it shall deem necessary who shall hold their offices for such terms, have such authority and perform such duties as the Board of Directors may from time to time determine, or (ii) delegate to any committee or officer the power to appoint any such subordinate officers or agents.

         Section 5.14      SALARIES AND COMPENSATION.

         The salary or other compensation of officers shall be fixed from time to time by the Board of Directors. The Board of Directors may delegate to any committee or officer the power to fix from time to time the salary or other compensation of subordinate officers and agents appointed in accordance with the provisions of SECTION 5.13.


                                   ARTICLE 6.

                                 INDEMNIFICATION

         Section 6.1       INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The corporation shall indemnify its current or former directors, officers, employees and agents or any person who served or is serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise from and against any and all expenses, liabilities or other matters to the fullest extent permitted by the General Corporation Law of Delaware, as the same exists or may hereafter be amended. Such indemnification shall not be deemed exclusive of any other rights to which such person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall inure to the benefit of the heirs, executors and administrators of such person.

                                   ARTICLE 7.

                                  CAPITAL STOCK

         Section 7.1       CERTIFICATES OF STOCK.

         Certificates of stock shall be issued to each Stockholder certifying the number of shares owned by him in the Corporation and shall be in a form not inconsistent with the Certificate of Incorporation and as approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate that is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 7.2       LOST CERTIFICATES.

         The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner of such certificate, or his legal representative. When authorizing the issuance of a new certificate, the Board of Directors may in its discretion, as a condition precedent to the issuance thereof, require the owner, or his legal representative, to give a bond in such form and substance with such surety as it may direct, to indemnify the Corporation against any claim that may be made on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

         Section 7.3 FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD FOR CERTAIN PURPOSES.

                 (a) In order that the Corporation may determine the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of capital stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days prior to the date of payment of such dividend or other distribution or allotment of such rights or the date when any such rights in respect of any change, conversion or exchange of stock may be exercised or the date of such other action. In such a case, only Stockholders of record on the date so fixed shall be entitled to receive any such dividend or other distribution or allotment of rights or to exercise such rights or for any other purpose, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                 (b) If no record date is fixed, the record date for determining Stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         Section 7.4.      DIVIDENDS.

         Subject to the provisions of the Corporation's Certificate of Incorporation, if any, and except as otherwise provided by law, the directors may declare dividends upon the capital stock of the Corporation as and when they deem it to be expedient. Such dividends may be paid in cash, in property or in shares of the Corporation's capital stock. Before declaring any dividend there may be set apart out of the funds of the Corporation available for dividends, such sum or sums as the directors from time to time in their discretion think proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends, or for such other purposes as the directors shall think conducive to the interests of the Corporation and the directors may modify or abolish any such reserve in the manner in which it was created.

         Section 7.5.      REGISTERED STOCKHOLDERS.

         Except as expressly provided by law, the Corporation's Certificate of Incorporation or these Bylaws, the Corporation shall be entitled to treat registered Stockholders as the only holders and owners in fact of the shares standing in their respective names and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, regardless of whether it shall have express or other notice thereof.

         Section 7.6.      TRANSFER OF STOCK.

         Transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the registered owners thereof, or by their legal representatives or their duly authorized attorneys. Upon any such transfers the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock transfer books and ledgers, by whom they shall be canceled and new certificates shall thereupon be issued.


                                   ARTICLE 8.

                            MISCELLANEOUS PROVISIONS


         Section 8.1.      CORPORATE SEAL.

         If one is adopted, the corporate seal shall have inscribed thereon the name of the Corporation and shall be in such form as may be approved by the Board of Directors. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

         Section 8.2.      FISCAL YEAR.

         The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         Section 8.3.      CHECKS, DRAFTS, NOTES.

         All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall from time to time be determined by resolution (whether general or special) of the Board of Directors or may be prescribed by any officer or officers, or any officer and agent jointly, thereunto duly authorized by the Board of Directors.

         Section 8.4.      NOTICE AND WAIVER OF NOTICE.

         Whenever notice is required to be given to any director or Stockholder under the provisions of applicable law, the Corporation's Certificate of Incorporation or these Bylaws, such notice shall be in writing and delivered whether (i) personally, or (ii) by registered or certified mail, or (iii) by telegram, telecopy, or similar facsimile means (delivered during the recipient's regular business hours). Such notice shall be sent to such director or Stockholder at the address or telecopy number as it appears on the records of the Corporation, unless prior to the sending of such notice he has designated, in a written request to the Secretary of the Corporation, another address or telecopy number to which notices are to be sent. Notices shall be deemed given when received, if sent by telegram, telex, telecopy or similar facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telex, telecopy or other facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand delivered, sent by express courier or delivery service, or sent by certified or registered mail. Whenever notice is required to be given under any provision of law, the Corporation's Certificate of Incorporation or these Bylaws, a waiver thereof in writing, by telegraph, cable or other form of recorded communication, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Corporation's Certificate of Incorporation or these Bylaws.

         Section 8.5.      EXAMINATION OF BOOKS AND RECORDS.

          The Board of Directors shall determine from time to time whether, and if allowed, when and under what conditions and regulations the accounts and books of the Corporation (except such as may be statute be specifically opened to inspection) or any of them shall be open to inspection by the Stockholders, and the Stockholders' rights in this respect are and shall be restricted and limited accordingly.

                                   ARTICLE 9.

                                   AMENDMENTS

         Section 9.1.      AMENDMENTS.

         In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the corporation is expressly authorized to adopt, amend or repeal the bylaws of the corporation subject to the power of the stockholders of the corporation to alter or repeal any bylaw whether adopted by them or otherwise.




         THE UNDERSIGNED, as the duly elected Secretary of the Corporation, hereby certifies that the Corporation's Board of Directors duly adopted these Bylaws by written consent action in lieu of organizational meeting dated _____________, 2000, but effective as of ___________, 2000.





                                                 ------------------------------
                                                 Samuel C. Beale, Secretary

                                                                     Appendix E




                            SELECTED SECTIONS OF THE
                         TEXAS BUSINESS CORPORATION ACT

ART. 5.11. RIGHTS OF DISSENTING SHAREHOLDERS IN THE EVENT OF CERTAIN CORPORATE ACTIONS

         A. Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

               (1) Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

               (2) Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required by this Act and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise;

               (3) Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

         B. Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

               (1) the shares held by the shareholder are part of a class or series, shares of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange: (a) listed on a national securities exchange; (b) listed on the Nasdaq Stock Market (or successor quotation system) or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or (c) held of record by not less than 2,000 holders;

               (2) the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder's shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and

               (3) the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder's shares any consideration other than:

                      (a) shares of a domestic or foreign corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series, shares of which are: (i) listed, or authorized for listing upon official notice of issuance, on a national securities exchange; (ii) approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or (iii) held of record by not less than 2,000 holders;

                      (b) cash in lieu of fractional shares otherwise entitled to be received; or

                      (c) any combination of the securities and cash described in Subdivisions (a) and (b) of this subsection.

ART. 5.12. PROCEDURE FOR DISSENT BY SHAREHOLDERS AS TO SAID CORPORATE ACTIONS

         A. Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

               (1)(a) With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

         (b) With respect to proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten
(10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

               (2) Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty (60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

               (3) If, within sixty (60) days after the date on which the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares or in the corporation.

         B. If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten
(10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

         C. After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit to them pertinent evidence as to the value of the shares. The appraisers shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

         D. The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of duly endorsed certificates for those shares. Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs shall be allotted between the parties in the manner that the court determines to be fair and equitable.

         E. Shares acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

         F. The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

         G. In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

ART. 5.13. PROVISIONS AFFECTING REMEDIES OF DISSENTING SHAREHOLDERS

         A. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

         B. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made. The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder's rights under Articles
5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

         C. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder's rights under Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to Article 5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

                                   CYNET, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Samuel C. Beale and Amber R. Lee, and each of them, as proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated below and on the reverse side, all of the shares of voting stock of CYNET, Inc. held of record by the undersigned on May 3, 2000, at the Annual Meeting of Shareholders to be held at the Wyndham Greenspoint Hotel, located at 12400 Greenspoint Drive, Houston, Texas 77060, at 10:00 a.m. (Houston time) on Wednesday, June 28, 2000, or any adjournment(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2, 3, 4, 5, AND 6.

1.   ELECTION OF DIRECTORS OF THE COMPANY

       / /  FOR all nominees listed below       / /  WITHHOLD AUTHORITY to vote
            (except as marked to the                 for all nominees listed
            contrary below).                         below.

       Nominees: Vincent W. Beale, Sr., Bernard B. Beale, Samuel C. Beale,
                 R. Greg Smith, Wayne Schroeder, Daniel C. Lawson, Craig T. Jackson, Gerald W. McIntosh, Gregory E. Webb


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE(S) PROVIDED BELOW:



       ----------------------------------       -------------------------------

2.   APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION of the Company.

           / / FOR             / / AGAINST             / / ABSTAIN

3.   APPROVAL OF THE AMENDMENT TO THE 1997 STOCK OPTION PLAN of the Company.

           / / FOR             / / AGAINST             / / ABSTAIN

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)










4.   APPROVAL OF THE CHANGE OF THE STATE OF INCORPORATION of the Company.

           / / FOR             / / AGAINST             / / ABSTAIN

5. APPROVAL OF THE ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS UPON REINCORPORATION of the Company.

           / / FOR             / / AGAINST             / / ABSTAIN

6. RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP as independent certified public accountants of the Company.

           / / FOR             / / AGAINST             / / ABSTAIN

7. In their discretion, the proxies are authorized to vote upon any other matter that properly may come before the meeting or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, and 6.

                                            SHAREHOLDER:


                                                                (Print Name)
                                            --------------------


DATED:  ___________, 2000                   -----------------------------------
                                            signature

                                            -----------------------------------
                                            signature if held jointly

Please date, sign exactly as your name appears hereon and mail this proxy card in the enclosed envelope. No postage is required. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this proxy should be signed by a duly authorized officer.

/ /  Please check this box if you plan on attending the Annual Meeting.